                                                                   EXHIBIT 10.04

                          REVOLVING CREDIT AGREEMENT

                          DATED AS OF APRIL 27, 1992

                       THE FIRST NATIONAL BANK OF BOSTON

                                      AND

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                               TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----
                            SECTION I - DEFINITIONS
1.1   General............................................................     1
1.2   Accounting Terms...................................................     9

                      SECTION II - DESCRIPTION OF CREDIT

2.1   The Loans..........................................................     9
2.2   Notice and Manner of Borrowing.....................................     9
2.3   Closing Fee........................................................     9
2.4   Commitment Fee.....................................................    10
2.5   Commitment Reduction/Early Termination Fee.........................    10
2.6   The Loan Account...................................................    10
2.7   Interest Rates and Payments of Interest............................    10
2.8   Changed Circumstances..............................................    11
2.9   Payments and Prepayments of the Loans..............................    11
2.10  Method of Payment..................................................    11
2.11  Overdue Payments...................................................    11
2.12  Computation of Interest and Fees...................................    11
2.13  Borrowing Base Availability........................................    11
2.14  Borrowing Base Excesses............................................    12
2.15  Promises to Pay....................................................    12
2.16  Authorization to Debit Loan Account................................    12
2.17  Capital Adequacy...................................................    12

                       SECTION III - CONDITIONS OF LOANS

3.1   Conditions Precedent to Initial Loan...............................    13
3.2   Conditions Precedent to All Loans..................................    15

                  SECTION IV - REPRESENTATIONS AND WARRANTIES

4.1   Organization and Qualification.....................................    15
4.2   Corporate Authority................................................    16
4.3   Valid Obligations..................................................    16
4.4   Consents or Approvals..............................................    16
4.5   Title to Properties; Absence of Encumbrances.......................    16
4.6   Financial Statements...............................................    17
4.7   Changes............................................................    17
4.8   Defaults...........................................................    17
4.9   Taxes..............................................................    17
4.10  Litigation.........................................................    17
4.11  Use of Proceeds....................................................    17
4.12  Subsidiaries.......................................................    18
4.13  Investment Company Act.............................................    18
4.14  Compliance with ERISA..............................................    18
4.15  Security Interest..................................................    18
4.16  Application of Proceeds............................................    18
4.17  Taxes and Charges Relating to the Agreement........................    18

                                      (i)

                       SECTION V - AFFIRMATIVE COVENANTS
Section                                                                    Page
-------                                                                    ----
5.1   Financial Statements and other Reporting Requirements..............    19
5.2   Conduct of Business................................................    20
5.3   Maintenance and Insurance..........................................    20
5.4   Taxes..............................................................    21
5.5   Inspection by the Bank.............................................    21
5.6   Maintenance of Books and Records...................................    21
5.7   Ratio of EBIT to Interest Expense..................................    21
5.8   Minimum Total Capital Funds........................................    21
5.9   Leverage Ratio.....................................................    21
5.10  Ratio Senior Bank Indebtedness to Total Capital Funds..............    22
5.11  Further Assurances.................................................    22

                        SECTION VI - NEGATIVE COVENANTS

6.1   Indebtedness.......................................................    22
6.2   Contingent Liabilities.............................................    22
6.3   Encumbrances.......................................................    23
6.4   Capital Expenditures...............................................    24
6.5   ERISA..............................................................    24
6.6   Merger; Consolidation; Sale or Lease of Assets.....................    24
6.7   Leases.............................................................    24
6.8   Sale and Leaseback.................................................    24
6.9   Investments........................................................    25
6.10  Change in Terms and Prepayment of Subordinated Indebtedness........    25
6.11  Dividends and Equity Distributions.................................    25

                       SECTION VII - SECURITY AGREEMENT

7.1   Creation of Security Interest......................................    25
7.2   Covenants Pertaining to Collateral.................................    26
7.3   Reports, etc. Pertaining to Collateral.............................    27
7.4   Collection of Accounts and Adjustments.............................    29
7.5   Bank's Rights in Collateral........................................    29
7.6   Remedies...........................................................    30
7.7   Waivers............................................................    31

                            SECTION VIII - DEFAULTS

8.1   Events of Default..................................................    32
8.2   Remedies...........................................................    34

                                     (ii)

                          SECTION IX - MISCELLANEOUS
Section                                                                    Page
-------                                                                    ----
9.1   Notices...........................................................     34
9.2   Expenses..........................................................     35
9.3   Set-Off...........................................................     36
9.4   Term of Agreement.................................................     36
9.5   No Waivers........................................................     36
9.6   Governing Law.....................................................     36
9.7   Amendments........................................................     36
9.8   Binding Effect of Agreement.......................................     36
9.9   Counterparts......................................................     37
9.10  Severability......................................................     37
9.11  Captions..........................................................     37
9.12  Entire Agreement..................................................     37
9.13  Jury Waiver.......................................................     37

                                   EXHIBITS

EXHIBIT 3.1(j)       FORM OF LEGAL OPINION

EXHIBIT 4.1          LOCATIONS

EXHIBIT 4.5          ENCUMBRANCES

EXHIBIT 4.10         LITIGATION

EXHIBIT 5.1(c)       FORM OF CHIEF FINANCIAL OFFICER'S REPORT

EXHIBIT 6.1(b)       INDEBTEDNESS

EXHIBIT 6.3(f)(iii)  FORM OF VENDOR SUBORDINATION LETTER

EXHIBIT 7.3(c)       FORM OF BORROWING BASE CERTIFICATE

EXHIBIT 7.5          FORM OF AGENCY ACCOUNT AGREEMENT

                                    (iii)

                          REVOLVING CREDIT AGREEMENT

      THIS REVOLVING CREDIT AGREEMENT (the "Agreement") is made as of April 27, 1992 between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS (the "Borrower"), a Florida corporation with its chief executive office at 3401-C N.W. 72nd Avenue, Miami, Florida 33132 and THE FIRST NATIONAL BANK OF BOSTON, a national banking association having its head office at 100 Federal Street, Boston, Massachusetts 02110.

                                   SECTION I

                                  DEFINITIONS
                                  -----------


      1.1  General.
           -------

      All capitalized terms used in this Agreement or in any certificate, report or other document made or delivered pursuant to this Agreement (unless otherwise defined therein) shall have the meanings assigned to them below:

      Accounts. All of the accounts of the Borrower including, without
      --------
limitation, all rights to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guarantees and security therefor, all goods giving rise thereto and all rights pertaining to and interest in such goods including the right of stoppage in transit; all rights under contracts to receive money; all other rights and claims to the payment of money, including, without limitation, chattel paper and amounts due from affiliates of the Borrower; and insurance proceeds with respect to any of the foregoing.

      Agency Account Agreement. See Section 7.5.
      ------------------------

      Agreement. This Agreement (including all exhibits, schedules, annexes and
      ---------
the like referred to herein) as originally executed, or if amended, varied or supplemented from time to time, as so amended, varied or supplemented.

      Base Rate. The rate of interest announced from time to time by the Bank at
      ---------
its head office at 100 Federal Street, Boston, Massachusetts 02110 as its "Base Rate".

      Borrowing Base. An amount equal to the lesser of (i) $20,000,000; or (ii)
      --------------
the sum of (x) 85% of the face value of Eligible Accounts due and owing at such time; plus (y) 50% of Eligible Inventory, not to exceed $12,000,000.
      ----

      Borrowing Base Certificate. See Section 7.3(c).
      --------------------------

      Business Day. Any day other than a Saturday, Sunday or legal holiday on
      ------------
which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial lending business.

      Chief Financial Officer's Report. See Section 5.1(c).
      --------------------------------

      Code. The Internal Revenue Code of 1986 and the rules and regulations
      ----
thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

      Collateral. Any and all property of the Borrower in which the Bank now
      ----------
has, by this Agreement acquires or hereafter acquires, a security interest, lien or encumbrance, including without limitation, the security interest granted pursuant to Section 7.1 of this Agreement.

      Controlled Group. All trades or businesses (whether or not incorporated)
      ----------------
under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

      Default. An event or condition that, with the passage of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

      EBIT. At any time that the amount thereof shall be determined, the
      ----
Borrower's Net Income before total interest expense, income tax expense, expenses attributable to stock bonuses paid to Gregory A. White under the Employment Agreement dated March 31, 1992 between Gregory A. White and the Borrower, as amended and in effect as of the date of this Agreement, expenses attributable to capitalized transaction costs associated with the transactions consummated under and in connection with the Purchase Agreement and the transactions contemplated by this Agreement, the amortization of good will and noncompete agreements and other intangibles shown on the Borrower's balance sheet, but after the depreciation of the Borrower's fixed asset expense.

      Eligible Account. An Account which meets all of the following
      ----------------
requirements:

      (a) such Account is owned by the Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on part of the Borrower to make such Account payable to the account debtor;

      (b) such Account is not past due more than 60 days;

      (c) the goods the sale of which gave rise to such Account were shipped or delivered to the account debtor on an absolute sale as is and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding, and no material part of such goods has been returned or rejected;

      (d) such Account is not evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument has been delivered to and is in the possession of the Bank;

      (e) the account debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might have a materially adverse effect on such account debtor and is not, in the reasonable discretion of the Bank, deemed ineligible for credit or other reasons;

      (f) such Account is not owing by an account debtor whose then-existing accounts owing to the Borrower exceed in face amount 30% of the Borrower's total Eligible Accounts;

      (g) such Account is not owing by an account debtor when 50% of all then-existing accounts owing to the Borrower by such account debtor are past due more than 60 days;

      (h) if such Account arises from the performance of services, such services have been fully rendered;

      (i) if the account debtor with respect thereto is located outside of the United States of America (excluding for this purpose the Commonwealth of Puerto Rico or the United States Virgin Islands), the goods which gave rise to such Account were shipped after receipt by the Borrower from the account debtor of an irrevocable letter of credit, which letter of credit has been confirmed by a financial institution reasonably acceptable to the Bank and is in form and substance reasonably acceptable to the Bank, payable in the full face amount of the face value of he Account in Dollars at a place of payment located within the United States;

      (j) the amount owning on the invoice evidencing such Account is a valid, legally enforceable obligation of the account debtor with respect thereto and is not subject to any material present, or contingent, and no facts exist which are the basis for any future, offset, deduction or counterclaim, dispute or other defense on the part of such account debtor;

      (k) such Account is subject to a security interest in favor of the Bank, which security interest is perfected as to such Account, and is subject to no other Lien whatsoever other than a Permitted Lien;

      (l) such Account is evidenced by an invoice or other documentation in form reasonably acceptable to the Bank;

      (m) such Account is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the reasonable discretion of the Bank, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

      (n) the goods giving rise to such Account were not, at the time of the sale thereof, subject to any Lien, except the Permitted Liens; and

      (o) such Account is not determined by the Bank to be ineligible for any other reason based upon such credit and collateral considerations as the Bank may reasonably deem appropriate.

      Eligible Inventory. Inventory which meets all of the following
      ------------------
requirements:

      (a) such Inventory is owned by the Borrower, is subject to a security interest in favor of the Bank, which security interest is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien;

      (b) such Inventory consists of finished goods;

      (c) such Inventory is in good condition and meets all standards applicable to such goods, their use or sale imposed by any governmental agency, or department or division thereof, having regulatory authority over such matters;


      (d) such Inventory is currently either usable or saleable, at prices approximately at least cost, in the normal course of the Borrower's business;

      (e) such Inventory is located within the United States at one of the locations set forth in the most recent Schedule of Inventory;

      (f) such Inventory is in the possession of the Borrower and not any third part, such as warehousers or contractors (unless the Bank has received a waiver from the applicable warehousers or contractors in form and substance reasonably satisfactory to the Bank);

      (g) such Inventory is of a quality and from a vendor satisfactory to the Bank;

      (h) such Inventory is obtained from a vendor offering stock rotation or stock balancing privileges to the Borrower; and

      (i) such Inventory is not determined by the Bank to be ineligible for any other reason based upon such reasonable credit and collateral considerations as the Bank may deem appropriate.

      Inventory immediately loses the status of Inventory if and when the Borrower sells it, otherwise passes title thereto or consumes it or the Bank releases or transfers its security interest therein. If and when an Eligible Account exists by virtue of constituting proceeds of Eligible Inventory, the Inventory giving rise to the Eligible Account automatically loses its status as Eligible Inventory.

      Encumbrances. See Section 6.3.
      ------------

      Equipment. All of the Borrower's machinery, equipment and fixtures,
      ---------
wherever located, including, without limitation, office furniture, furnishings and trade fixtures specialty tools and parts, motor vehicles and materials handling equipment, together with the Borrower's interest in, and right to, any and all manuals and other materials that contain technical data relating to the use, operations, or structure of such equipment, and at least one set of copies of those materials on which then-current information is recorded.


      ERISA. The Employee Retirement Income Security Act of 1974 and the rules
      -----
and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

      Event of Default. Any event described in Section 8.1.
      ----------------

      General Intangibles. All of the general intangibles of the Borrower,
      -------------------
including, without limitation, tax refunds, rights with respect to trademarks, service marks, trade names, patens, copyright rights, trade-secrets information, and rights to prevent others from doing acts that constitute unfair competition with or misappropriation of the property of the Borrower including, without limitations, any sums (net of expenses) that the Borrower may receive arising out of any claim for infringement of its rights in any patent, copyright, trademark, trade name, trade secret or other proprietary right and all rights of the Borrower under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others or to be entitled to enjoy rights granted by others, including without limitation any licenses.

      Guarantees. As applied to the Borrower, all guarantees, endorsements or
      ----------
other contingent or surety obligations with respect to obligations of others whether or not reflected on the balance sheet of the borrower, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other person or entity.

     Indebtedness. As applied to the Borrower, (i) all obligations for borrowed
     ------------
money or other extensions of credit, including all obligations representing the deferred purchase price of property, other than accounts payable arising in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by the Borrower whether or not the obligations secured thereby shall have been assumed, (iv) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower, and (v) all Guarantees.

     Inventory. All inventory of the Borrower wherever located, including,
     ---------
without limitation, all goods, merchandise, and other personal property which are held for sale, lease or other disposition, or held for display or demonstration, or leased or cosigned or which are raw materials, work in process, or materials used or consumed or to be used or consumed in the business of the Borrower. "Inventory" shall include all proprietary rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating to any of the foregoing.

     Investments. The purchase or acquisition of any share of capital stock,
     -----------
partnership interest, evidence of indebtedness or other equity security of any other person or entity, any loan, advance or extension of credit to, or contribution to the capital of, any other person or entity, any real estate held for sale or investment, any commodities futures contracts held other than in connection with bona fide hedging transactions, any other investment in any other person or entity, and the making of any commitment or acquisition of any option to make an Investment.

     Loan. A Loan made to the Borrower by the Bank pursuant to Section II of
     ----
this Agreement.

     Loan Account. The general ledger account in the name of the Borrower on the
     ------------
books of the Bank in which will be recorded loans and advances made by the Bank to the Borrower pursuant to this Agreement, payments made on such loans, and other appropriate debits and credits as provided by this Agreement.

     Maximum Commitment. $20,000,000.
     ------------------

     Net Income. At any date as of which the amount thereof shall be determined,
     ----------
all amounts that should, in accordance with generally accepted accounting principles, be included as the net income of the Borrower.

     Obligations. Any and all obligations of the Borrower to the Bank of every
     -----------
kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising or acquired, regardless of how they arise or are acquired or by what agreement or instrument, if any, and including obligations to perform acts and refrain from taking action as well as obligations to pay money.

     PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to
     ----
any or all of its functions under ERISA.

     Permitted Encumbrances. See Section 6.3.
     ----------------------

     Plan. At any time, an employee pension or other benefit plan that is
     ----
subject to Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (ii) if such Plan is established, maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower, or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

     Proceeds. Whatever is received upon the sale, lease, exchange, collection
     --------
or other disposition of the Collateral including, but not limited to, all Accounts, goods, money, checks, deposit accounts, and insurance proceeds.

     Purchase Agreement. The Subordinated Note and Warrant Purchase Agreement
     ------------------
dated as of March 31, 1992 by and among the Borrower, those persons listed on Schedule A annexed thereto, and C.T. Capital Trust N.V., a Netherlands Antilles
----------
corporation, as agent and attorney in fact for such persons.

     Qualified Investments. Investments in (i) notes, bonds or other obligations
     --------------------
of the United States of America or any agency thereof that as to principal and interest constitute direct obligations of or are guaranteed by the United States of America; (ii) certificates of deposit or other deposit instruments or accounts of banks or trust companies organized under the laws of the United States or any state thereof that have capital and surplus of at least $100,000,000, (iii) commercial paper that is rated not less than prime-one or A-1 or their equivalents by Moody's Investors Service, Inc. or

Standard & Poor's Corporation, respectively, or their successors, and (iv) any repurchase agreement secured by any one or more of the foregoing.

      Senior Bank Indebtedness. Any and all Indebtedness of the Borrower to the
      ------------------------
Bank whether under this Agreement or otherwise.

      Service Fee. See Section 2.3.
      -----------

      Subordinated Indebtedness. Indebtedness of the Borrower evidenced by the
      -------------------------
Subordinated Notes, as defined in, and issued pursuant to, the Purchase Agreement and any other Indebtedness of the borrower the payment of principal of and interest on which is expressly subordinated in right of payment, to the prior payment in full of the Obligations, by a subordination agreement in a form and continuing terms approved by the Bank.

      Subsidiary. Any corporation, association, joint stock company, business
      ----------
trust or other similar organization of which 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower; or any other such organization the management for which is directly or indirectly controlled by the Borrower through the exercise of voting power or otherwise; or any joint venture, whether incorporated or note, on which the Borrower has a 50% ownership interest.

      Tangible Net Worth. At any date as of which the amount hereof shall be
      ------------------
determined, (i) the total assets of the Borrower minus (ii) the sum of any
                                                 -----
amounts attributable to (a) goodwill; (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses; (c) all reserves not already deducted from assets; (d) any write-up in the book value of assets resulting from any revaluation thereof subsequent to the date of the financial statements referred to in Section 4.6; (e) noncompete agreements; and (f) loans to shareholders of the Borrower including without limitation the "Senior Management Notes," referred to in Section 3.14 of the Purchase Agreement, minus (iii) Total Liabilities.
           -----

      Termination Date. April 30, 1994.
      ----------------

      Total Capital Funds. At any date as of which the amount thereof shall be
      -------------------
determined, the sum of Tangible Net Worth and Subordinated Indebtedness.

      Total Liabilities. At any date as of which the amount thereof shall be
      -----------------
determined, all obligations that should, in accordance with generally accepted accounting principles, be classified as liabilities on the balance sheet of the Borrower, including in any event all Indebtedness.

      Vendor Subordination Letter. See Section 6.3(f)(ii).
      ---------------------------

      1.2. Accounting Terms. All terms of an accounting character shall have the
           ----------------
meanings assigned thereto by generally accepted accounting principles applied on a basis consistent with the financial statements referred to in Section 4.6 of this Agreement, modified to the extent, but only to the extent, that such meanings are specifically modified herein.


                                  SECTION II

                             DESCRIPTION OF CREDIT
                             ---------------------

      2.1. The Loans. Subject to the terms and conditions hereof, the Bank will
           ---------
make Loans to the Borrower from time to time until the close of business on the last Business Day preceding the Termination Date, in such amounts as the Borrower may request, provided that the debit balance of the Loan Account shall not at any time exceed the amount available under the Borrowing Base. The Borrower may borrow, repay pursuant to Section 2.8, and reborrow, from the date of this Agreement until the last Business Day preceding the Termination Date, any amount available under the borrowing Base as provided in this Agreement. Any Loan not repaid by the Termination Date shall be due and payable on such date.

      2.2 Notice and Manner of Borrowing. (a) Whenever the Borrower desires to
          ------------------------------
obtain a Loan hereunder, an officer of the Borrower, certified in writing as authorized to request Loans hereunder, shall notify the Bank (which notice to the Bank shall be irrevocable) by telex, telegraph, telecopy or telephone received no later than 12:00 noon boston time on the day on which the requested Loan is to be made. Such notice shall specify the effective date and amount of each Loan subject to the limitations set forth in Section 2.1.

      (b) Subject to the terms and conditions hereof, the Bank shall make each Loan on the effective date specified therefor by debiting the amount of such Loan to the Loan Account and crediting a like amount to the demand deposit account of the Borrower with the Bank, or, to such other account as the Borrower may direct.

      (c) Subject to the terms and conditions hereof, the Borrower may obtain Loans hereunder by writing drafts on any checking account which it may maintain with the Bank or any of its affiliates. The amount of each such Loan shall be debited to the Loan Account.

      2.3. Closing Fee. The Borrower shall pay to the Bank a non-refundable
           -----------
closing fee of $150,000 on the date this Agreement is executed.

      2.4. Commitment Fee. The Borrower shall pay to the Bank, during each month
           --------------
or portion thereof, until the Termination Date, a commitment fee computed at the rate of three-eighths of one percent (3/8%) per annum on the difference between
(a) the Maximum Commitment; and (b) the average daily balance of the Loan Account during such month.Commitment fees shall be payable monthly in arrears, and on the Termination Date.

      2.5. Commitment Reduction and Early Termination Fee. The Borrower shall
           ----------------------------------------------
pay to the Bank three percent (3%) of the amount of any reduction in or termination of the Maximum Commitment by the borrower in the initial 365 day period following (and including) the date of this agreement, and two percent (2%) of the amount of any such reduction or termination in the next succeeding 365 day period. All such amounts shall be payable on the date or dates of such reductions or terminations.

      2.6. The Loan Account. The Loans shall be evidenced by debit entries to
           ----------------
the Loan Account. The Bank shall also record in the Loan Account all payments made by the borrower on account of indebtedness evidenced by the Loan Account and all proceeds of Collateral which are finally paid to the Bank at its office in cash or solvent credits, and may record therein, in accordance with customary accounting practice, other debits and credits,including all charges and expenses properly chargeable to the Borrower and any other Obligation. The debit balance of the Loan Account shall reflect the amount of the borrower's indebtedness to the Bank from time to time by reason of Loans and other appropriate charges hereunder. At least once each month the Bank shall render (i) a statement of account showing as of its date the debit balance of the Loan Account and charges to the Loan Account for such month; and (ii) a statement of account showing as of its date the balance of any deposit account maintained with the Borrower with the Bank and charges to such deposit account for such month. Each such statement referred to above shall be considered correct and accepted by the Borrower and conclusively binding upon it absent manifest error unless, within thirty (30) days after the date of any such statement, notice to the contrary is received by the Bank from the Borrower.

      2.7. Interest Rate and Payments of Interest. (a) Each Loan shall bear
           --------------------------------------
interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus one and one half percent (1 1/2%), which rate shall change contemporaneously with any change in the Base rate. Such interest shall be payable on the first day of each month and when such Loan is due (whether at maturity, by reason of acceleration or otherwise).

      (b) At the option of the Bank, and no sooner than thirty (30) days after the occurrence of an Event of Default hereunder, the interest rate applicable to each Loan shall increase to three percent (3%) above the rate of interest applicable to the Loans. Such interest rate shall change contemporaneously with any change in the Base Rate.

      2.8. Changed Circumstances. Intentionally Omitted.
           ---------------------

      2.9. Payments and Prepayments of the Loans. In addition to payments
           -------------------------------------
required pursuant to Section 7.6 hereof, the Loans may be prepaid at any time, in whole or in part, without premium or penalty, provided that interest accrued on the amounts so paid to the date of such payment must be paid at the time of any such payment. No prepayment of the Loans before the Termination Date shall impair the right of the Borrower to borrow as set forth in Section 2.1.

      2.10. Method of Payment. All payments and prepayments of principal and
            ----------------
any and all other amounts due hereunder shall be made by the Borrower to the Bank at 100 Federal Street, Boston, Massachusetts in immediately available funds and in United States Dollars, on or before 11:00 a.m. (Boston time) on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments.

      2.11. Overdue Payments. Until the provisions of Section 2.7(b) shall
            ----------------
become applicable, overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to he extent permitted by applicable law, overdue interest and fees or any other amounts payable hereunder shall bear interest from and including the due date thereof until paid, compounded daily and payable on demand, at a rate per annum equal to 2% above the rate of interest otherwise applicable to the Loans.

      2.12. Computation of Interest and Fees. Interest and all fees payable
            --------------------------------
hereunder shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment shall be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment.

      2.13. Borrowings Base Availability. The Borrower understands that the Bank
            ----------------------------
will use the Borrowing Base as a maximum ceiling on Loans. Notwithstanding the other provisions of this Agreement, in computing Loan availability under the Borrowing Base, the Bank will subtract from the Borrowing Base the debit balance of the Loan Account.

     2.14.  Borrowing Base Excesses.  If at any time or times the debit
             -----------------------
balance of the Loan Account exceeds the Borrowing Base, the Borrower shall pay immediately to the Bank the amount of any such excess to be credited to the Loan Account.

     2.15.  Promises to Pay.  The Borrower promises to pay to the Bank in
            ---------------
accordance with the terms of this Agreement and on the dates specified herein, subject to acceleration under Section VIII, all monetary Obligations hereunder.

     2.16.  Authorization to Debit Loan Account.  The Borrower authorizes the
            -----------------------------------
Bank, in the Bank's sole discretion, to charge when due any monetary Obligation, including, without limitation, all amounts owing for interest, fees, costs and expenses and other charges provided by this Agreement, including but not limited to Section 9.2 of this Agreement, to the Loan Account, and such amounts shall be Loans hereunder and shall be disclosed promptly to the Borrower by way of written advices of debits to the Loan Account.

      2.17.  Capital Adequacy.  If the Bank shall have determined that the
             ----------------
adoption of any applicable law, rule, regulation, guideline, directive or request (whether or not having the force of law) regarding capital requirements for banks or bank holding companies, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any of the foregoing imposes or increases a requirement by the Bank to allocate capital resources to the Bank's commitment to make Loans hereunder which has or would have the effect of reducing the return on the Bank's capital to a level below that which the Bank could have achieved (taking into consideration the Bank's then existing policies with respect to capital adequacy and assuming full utilization of the Bank's capital) but for such adoption, change or compliance by any amount reasonably deemed by the Bank to be material, then the Bank may, at its option and by notice to the Borrower, adjust the Commitment fee charged to the Borrower pursuant to Section 2.4, which adjustment shall become effective sixty (60) days from the date of such notice.

Any notice by the Bank to the Borrower shall be accompanied by a certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, the Bank may use any reasonable averaging and attribution methods. Such certificate and the determinations set forth therein shall be conclusive in the absence of manifest error.

      Notwithstanding any other provision hereof, at any time following receipt of a notice from the Bank pursuant to this

Section 2.17, the Borrower may, upon thirty (30) days notice to the Bank, terminate this Agreement without payment of any penalty or premium including the early termination fee otherwise payable under Section 2.5 hereof.

                                  SECTION III

                              CONDITIONS OF LOANS
                              -------------------

     3.1. Conditions Precedent to Initial Loan. The obligation of the Bank to
         ------------------------------------
make its initial Loan is subject to the condition precedent that the Bank shall have received, in form and substance reasonably satisfactory to the Bank and its counsel, the following:

     (a) this Agreement duly executed by the Borrower;

     (b) a Certificate of Corporate Borrowing Resolutions signed by the Secretary of the Borrower;

     (c) a Certification of Titles signed by the Secretary of the Borrower regarding the officers of the Borrower;

     (d) a Certificate of Legal Existence of the Borrower of reasonably recent date issued by the Secretary of State of Florida;

     (e) a Certificate of Good Standing and Authority regarding the Borrower's qualification to transact business as a foreign corporation in Georgia and Texas;

     (f) a Certificate signed by the Secretary of the Borrower as to the truth, correctness and completeness of copies of (i) Certificate of Incorporation filed with the Secretary of State of the Borrower's jurisdiction of incorporation together with all amendments thereto; and (ii) By-laws of the Borrower.

     (g) Receipt of evidence, in form and substance satisfactory to the Bank, of the filing of UCC-1 financing statements in favor of the Bank, for filing in all offices necessary to perfect the Bank's security interest in the Collateral.

     (h) an agency account agreement, substantially in the form of Exhibit 7.5
                                                                   -----------
attached hereto duly executed by the Borrower, the Bank and Barnett Bank of South Florida, N.A.

     (i) Landlord Waivers for following premises leased by the Borrower:

             3401-C N.W. 72nd Avenue
             Miami, Florida 33122-1321
             (Dade County)

          1746 W. Crosby Road
          Carrollton, Texas 75006
          (Dallas County)

          1275 Oakbrook Drive
          Suite A
          Norcross, Georgia 30039
          (Gwinett County)

          Computer Image
          12537 South Dixie Highway
          Miami, Florida 33156

          Computer Image
          North Miami Beach, Florida 33162

     (j) favorable opinions addressed to the Bank from (i) the Borrower's counsel, Hutchins & Wheeler and J. James Donnellan, III, Esquire, and (ii) counsel to the institutional holders of the Subordinated Indebtedness issued under the Purchase Agreement, opining as to the matters covered by the form of opinion attached hereto as Exhibit 3.1(j);

     (k) insurance certificates required by Section 5.3 hereof;

     (l) Vendor Subordination Letters, substantially in the form of Exhibit 6.3(f)(ii) hereto, or the "notice" letters referred to in Section 6.3(f)(ii)(B) as appropriate, executed by all vendors having, as of the date of this Agreement, a written security interest grant covering any of the Collateral included in the Borrowing Base Certificate delivered pursuant to Section 7.3(c) hereof.

     (m) Borrowing Base Certificate dated April 24, 1992 as to: (i) Schedule of Accounts Receivable as of April 23, 1992, and (ii) Schedule of Inventory as of April 23, 1992.

     (n) Chief Financial Officer's Report dated April 24, 1992 covering the period of the most recent financial statements referenced in Section 4.6 hereof.

     (o) a copy of the audited financial statements for the Borrower's fiscal year ending December 31, 1991 with copies of the report and statement required by Section 5.1(a) hereof.

     (p) a copy of the financial statements of the Borrower reviewed by Coopers & Lybrand and the "cold comfort" accountants letter delivered by Coopers & Lybrand to the agent under the Purchase Agreement covering the period January 1, 1992 to the date of such letter.

     (q) such other documents, and completion of such other matters, as counsel for the Bank may reasonably deem necessary or appropriate.

     3.2.  Conditions Precedent to All Loans. The obligation of the Bank to
           ---------------------------------
make each Loan, including the initial Loan, is further subject to the following conditions:

     (a) the representations and warranties contained in Section IV shall be true and accurate in all material respects on and as of the effective date of each Loan as though made at and as of each such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default shall have occurred and be continuing, or would result from such Loan;

     (b) the resolutions referred to in Section 3.1(b) shall remain in full force and effect; and

     (c) no change shall have occurred in any law or regulation or interpretation thereof that, in the opinion of counsel for the Bank, would make it illegal or against the policy of any governmental agency or authority for the Bank to make Loans hereunder.

     The making of each Loan shall be deemed to be a representation and warranty by the Borrower on the date of such Loan as to the accuracy of the facts referred to in subsection (a) of this Section 3.2.

                                  SECTION IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Bank to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to the Bank that:

     4.1.  Organization and Qualification. The Borrower (a) is a corporation
           -------------------------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, (c) is duly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Borrower on a consolidated basis, (d) has its chief executive office located at the address of the Borrower shown in the preamble to this Agreement and (e) has an office, manufacturing facility, warehouse or occupies space in the states and at the locations specified in Exhibit 4.1 hereto.
                       -----------

     4.2.  Corporate Authority. The execution, delivery and performance of this
           -------------------
Agreement and the transactions contemplated hereby are within the corporate power and authority of the Borrower and have been authorized by all necessary corporate proceedings, and do not and will not:

     (a) require any consent or approval of the stockholders of the Borrower other than those consents and approvals, if any, previously obtained;

     (b) contravene any provision of the charter documents or by-laws of the Borrower or any law, rule or regulation applicable to the Borrower;

     (c) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on the Borrower; or

     (d) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Borrower, except Encumbrances permitted hereunder.

     4.3.  Valid Obligations. This Agreement and all of its terms and
           -----------------
provisions are the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     4.4.  Consents or Approvals. The execution, delivery and performance of
           ---------------------
this Agreement and the transactions contemplated herein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

     4.5.  Title to Properties; Absence of Encumbrances. The Borrower has good
           --------------------------------------------
and marketable title to all of the properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties, assets and rights as are reflected in the financial statements referred to in Section 4.6 (except such properties, assets or rights as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances except Permitted Encumbrances or those Encumbrances disclosed in Exhibit 4.5 thereto, and, except as so disclosed, free from all
             -------
defects of title that might materially adversely affect such properties, assets or rights, taken as a whole.

     4.6.  Financial Statements.  The Borrower has furnished the Bank with its
           --------------------
balance sheet as of December 31, 1991 and with its statements of income, changes in stockholders' equity and cash flow as of such date, and related footnotes, audited and unqualified by Coopers & Lybrand. The Borrower has also furnished the Bank its balance sheet and its statements of income, as of December 31, 1991. All such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower as of such dates and the results of the operations of the Borrower for such periods. The Borrower has also furnished the Bank with certain financial statements covering the period January 1, 1992 to the date of the "cold comfort" accountants' letter delivered to the agent under the Purchase Agreement. There are no liabilities, contingent or otherwise, not disclosed in such financial statements that involve a material amount.

     4.7.  Changes.  Other than as disclosed in Schedules 8.4 and 8.27 of the
           -------
Purchase Agreement, since the date of the most recent financial statements referred to in Section 4.6, there have been no changes in the assets, liabilities, financial condition, business or prospects of the Borrower other than changes in the ordinary course of business, the effect of which has not, in the aggregate, been materially adverse.

     4.8.  Defaults.  As of the date of this Agreement, no Default exists.
           --------

     4.9.  Taxes.  The Borrower has filed all federal, state and other tax
           -----
returns which were due prior to the date of this Agreement, and all taxes, assessments and other governmental charges due from the Borrower prior to or as of the date hereof have been fully paid. The Borrower has established and will maintain on its books reserves adequate for the payment of all federal, state and other tax liabilities.

     4.10.  Litigation.  Except as set forth on Exhibit 4.10 hereto, there is no
            ----------                          ------------
litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the officers of the Borrower threatened, against the Borrower that, if adversely determined, would result in a material judgment not fully covered by insurance or would otherwise have a material adverse effect on the assets, business or prospects of the Borrower.

     4.11.  Use of Proceeds.  No portion of any Loan is to be used for the
            ---------------
"purpose of purchasing or carrying" any "margin stock" as such terms are used in Regulations G, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224, as amended; and following the application of the proceeds of each Loan, the value of all "margin stock" of the

Borrower will not exceed 25% of the value of the total assets of the Borrower that are subject to the restrictions set forth in Section 6.3.

     4.12.  Subsidiaries.  As of the date of this Agreement, the Borrower has no
            ------------
Subsidiaries.

     4.13.  Investment Company Act.  The Borrower is not subject to regulation
            ----------------------
under the Investment Company Act of 1940, as amended.

     4.14.  Compliance with ERISA.  The Borrower and each member of the
            ---------------------
Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any Plan.

     4.15.  Security Interest.  This Agreement creates and continues in favor of
            -----------------
the Bank a security interest in the Collateral identified in Section 7.1 hereof. All financing statements with respect to the Collateral have been executed and will be filed on or before the date of the initial loan hereunder in all offices necessary to perfect a security interest in the Collateral, and such security interest constitutes a first priority perfected security interest in the Collateral, except in Collateral (if any) in which a security interest cannot be perfected by filing under the Uniform Commercial Code.

     4.16.  Application of Proceeds.  The proceeds of Loans made hereunder
            -----------------------
shall be used for general working capital purposes.

     4.17.  Taxes and Charges Relating to the Agreement.  All state and local
            -------------------------------------------
recording, franchise, stamp, documentary and other governmental charges and assessments required to be paid in connection with the execution, delivery, filing or recordation of, or as a condition to, the enforcement of this Agreement, or the Bank's lien on or security interest in the Collateral, have been duly paid.

                                   SECTION V

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as the Bank has any commitment to lend hereunder or any Loan or other Obligation remains outstanding, the Borrower covenants as follows:

     5.1 Financial Statements and other Reporting Requirements. The Borrower
         ------------------------------------------------------
shall furnish to the Bank:

      (a) as soon as available to the Borrower, but in any event within 90 days after the end of each of its fiscal years, a balance sheet as of the end of, and a related statement of income, changes in stockholders' equity and cash flow for, such year, audited and unqualified by Coopers & Lybrand (or other independent certified public accountants acceptable to the Bank); and, concurrently with such financial statements, a copy of said certified public accountants' management report and a written statement by such accountants that, in the making of the audit necessary for their report and opinion upon such financial statements they have obtained no knowledge of any Default or, if in the opinion of such accountants any such Default exists, they shall disclose in such written statement the nature and status thereof;

     (b) as soon as available to the Borrower, but in any event within 45 days after the end of each fiscal quarter, a balance sheet as of the end of, and a related statement of income for the period then ended;

     (c) concurrently with the delivery of each financial statement pursuant to subsections (a) and (b) of this Section 5.1, a report in substantially the form of Exhibit 5.1(c) hereto signed on behalf of the Borrower by its chief financial
   --------------
officer;

     (d) promptly after the receipt thereof by the Borrower copies of any reports submitted to the Borrower by independent public accountants in connection with any interim review of the accounts of the Borrower made by such accountants;

     (e) if and when the Borrower gives or is required to give notice to the PBGC of any "Reportable Event" (as defined in Section 4043 of ERISA) with respect to any Plan that might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that any member of the Controlled Group or the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC;

     (f) immediately upon becoming aware of the existence of any condition or event that constitutes a Default, written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto;

     (g) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against the Borrower of which it has notice, the outcome of which would or might have a materially adverse effect on the assets, business, prospects or financial condition of the Borrower, written notice thereof and the action being or proposed to be taken with respect thereto; and

     (h) from time to time, such other information about the Borrower as the Bank may reasonably request.

     5.2. Conduct of Business. The Borrower shall:
          -------------------

     (a) duly observe and comply in all material respects with all applicable laws and valid requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets, and shall maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business;

     (b) maintain its corporate existence;

     (c) remain engaged substantially in the business of the wholesale distribution of computer equipment and related software; and

     (d) maintain its chief executive office at the address specified in Section
4.1 hereof, unless the Bank shall have first been notified in writing of any change.

     5.3.  Maintenance and Insurance. The Borrower shall maintain its
           -------------------------
properties in good repair, working order and condition as required for the normal conduct of its business. The Borrower shall at all times maintain with financially sound and reputable insurers, liability and casualty insurance customary for companies engaged in businesses similar to that of the Borrower including in any event fire and extended coverage and theft, and, with respect to the Borrower's casualty insurance covering the Collateral, shall, in addition be in amounts, containing such terms, in such form, and for such periods as may be reasonably satisfactory to the Bank, such insurance to be payable to the Bank (as loss payee and additional insured) and the Borrower as their interests may appear. All such policies of insurance shall provide for no less than thirty
(30) days written minimum cancellation notice to the Bank. In the event the Borrower fails to provide and maintain insurance as herein required, the Bank may, at its option, provide such insurance and charge the amount thereof to the Loan Account which amount shall bear interest at the rate specified in, and in accordance with, Section 2.11 of this Agreement. The Borrower shall furnish to the Bank certificates or other evidence reasonably satisfactory to the Bank of compliance with the foregoing insurance provisions.

     5.4. Taxes. The Borrower shall pay or cause to be paid all taxes,
          -----
assessments or governmental charges on or against it or its properties on or prior to the time when they become due unless any such tax, assessment or charge is being contested in good faith by appropriate proceedings and with adequate reserves established and maintained in accordance with generally accepted accounting principles provided no lien shall have been filed to secure any such tax, assessment or charge.

     5.5. Inspection and Verification of Accounts. The Borrower shall permit
          ---------------------------------------
the Bank or its designees, at any reasonable time and upon reasonable notice (or if a Default shall have occurred and is continuing, at any time and without prior notice), to (i) visit and inspect the properties of the Borrower, (ii) examine and make copies of and take abstracts from the books and records of the Borrower, (iii) discuss the affairs, finances and accounts of the Borrower and its appropriate officers, employees and accountants and (iv) arrange for verification of Accounts under reasonable procedures directly with the Borrower's accountants, the account debtors or by other methods.

     5.6. Maintenance of Books and Records. The Borrower shall keep adequate
          -------------------------------
books and records of account, in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with generally accepted accounting principles consistently applied and applicable law.

     5.7. Ratio of EBIT to Interest Expense. As of the last day of each of the
          ---------------------------------
Borrower's fiscal quarters, the Borrower shall have a ratio of (a) EBIT to (b) total interest expense but excluding imputed interest arising from accretion of debt discount on the Subordinated Indebtedness issued under the Purchase Agreement, of not less than the ratio specified for each of the following periods:
               Period                       Ratio
               ------                       -----
     April 1, 1992 - June 30, 1992          1.5:1
     July 1, 1992 - March 31, 1993          2.5:1
     April 1, 1993 and thereafter           3.0:1

     5.8. Minimum Total Capital Funds. The Borrower shall maintain Total Capital
          ---------------------------
Funds of not less than $3,500,000 until March 31, 1993, and thereafter $3,500,000 plus seventy-five percent (75%) of the Borrower's Net Income for the
           ----
immediately preceding year.

     5.9. Leverage Ratio. The Borrower shall maintain a ratio of (i) Total
          --------------
Liabilities less Subordinated Indebtedness to (ii) Total Capital Funds of not more than 5:1 until March 31, 1993 and 3.5:1 thereafter.

     5.10.  Ratio of Senior Bank Indebtedness to Total Capital Funds.  The
             --------------------------------------------------------
Borrower shall maintain a ratio of Senior Bank Indebtedness to Total Capital Funds of not more than 3:1.

     5.11.  Further Assurances.  At any time and from time to time the
             ------------------
Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank to effect the purposes of this Agreement.

                                  SECTION VI

                              NEGATIVE COVENANTS
                              ------------------

     So long as the Bank has any commitment to lend hereunder or any Loan or other Obligation remains outstanding, the Borrower covenants as follows:

     6.1.  Indebtedness.  The Borrower will not create, incur, assume,
            ------------
guarantee or be or remain liable with respect to any Indebtedness other than the following:

     (a) Indebtedness of the Borrower to the Bank, any direct or indirect subsidiary of the Bank or any of the Bank's affiliates;

     (b) Indebtedness existing as of the date of this Agreement and disclosed on Exhibit 6.1(b) hereto or in the financial statements referred to in
   --------------
Section 4.6;

     (c)  Subordinated Indebtedness;

     (d)  Normal trade Indebtedness and relating to the acquisition of goods and supplies other than any such Indebtedness not more than sixty (60) days past due from the due date or any such Indebtedness being contested in good faith and for which adequate reserves have been established and which shall not exceed in the aggregate at any time $250,000;
                           -------

     (e)  Indebtedness secured by Permitted Encumbrances; and

     (f) Other Indebtedness not to exceed $50,000 in the aggregate at any time.

     6.2.  Contingent Liabilities.  The Borrower shall not create, incur,
            ----------------------
assume, guarantee or remain liable with respect to any Guarantees other than the following:

     (a)  Guarantees in favor of the Bank, or any of its or their affiliates;

     (b) Guarantees existing on the date of this Agreement and disclosed on
Exhibit 6.1(b) hereto or in the financial statements referred to in Section 4.6;
--------------

     (c) Guarantees resulting from the endorsement of negotiable instruments for collection in the ordinary course of business;

     (d) Guarantees with respect to surety, appeal performance and return-of-money and other similar obligations incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); and

     (e) Guarantees of normal trade debt relating to the acquisition of goods and supplies.

     6.3. Encumbrances. The Borrower shall not create, incur, assume or suffer
          ------------
to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("Encumbrances"),
                                                               ------------
or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse, except the following ("Permitted Encumbrances"):
  ----------------------

     (a) Encumbrances in favor of the Bank, or any of the Bank's affiliates;

     (b) Liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4;

     (c) Landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business;

     (d) Judgment liens that shall not have been in existence for a period longer than 60 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 60 days after the expiration of such stay;

     (e) Rights of lessors under capital leases; and

     (f) Encumbrances in respect of any purchase money obligations for (i) any equipment used in the business of the Borrower which at any time shall not exceed $100,000 in the aggregate, and (ii) inventory supplied by a vendor who has delivered to the Bank either (A) a Vendor Subordination Letter, substantially in the form of Exhibit 6.3(f)(ii) hereto, or (B) if such vendor's
                             ------------------
security interest in such inventory has not been perfected by the filing of a Form-1 Uniform Commercial Code Financing Statement, a letter acknowledging that notices, if any, given by such vendor to the Bank will be delivered to the address specified in Section 9.1(d) hereof, provided that any such Encumbrance
                                            -------- ----
shall not extend to property and assets not financed by such a purchase money obligation.

     6.4. Capital Expenditures. The Borrower shall not purchase or agree to
          --------------------
purchase, or incur any obligations (including that portion of the obligations arising under any capital lease that is required to be capitalized on the balance sheet of the Borrower) for, any equipment or other property constituting fixed assets of greater than $250,000, in the aggregate, during any fiscal year.

     6.5. ERISA. Neither the Borrower nor any member of the Controlled Group
          -----
shall permit any Plan maintained by it to (i) engage in any "prohibited transaction" (as defined in Section 4975 of the Code, (ii) incur any "accumulated funding deficiency" (as defined in Section 302 of ERISA) whether or not waived, or (iii) terminate any Plan in a manner that could result in the imposition of a lien or encumbrance on the assets of the Borrower pursuant to
Section 4068 of ERISA.

     6.6. Merger; Consolidation; Sale or Lease of Assets. Other than as
          ----------------------------------------------
permitted by Section 7.2 of this Agreement, the Borrower shall not sell, lease or otherwise dispose of assets or properties (valued at the lower of cost or market), or liquidate, merge or consolidate into or with any other person or entity.

     6.7. Leases. The Borrower shall not, during any fiscal year, have aggregate
          ------
annual lease payments for real or personal property (whether or not such payments are termed rent) in excess of $1,000,000.

     6.8. Sale and Leaseback. Without the prior written consent of the Bank, the
          ------------------
Borrower shall not enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property owned by it in order to lease such property or lease other property that the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

     6.9.  Investments.  Without the prior written consent of the Bank, the
           -----------
Borrower shall not make or maintain any Investments other than (i) Qualified Investments; or (ii) Investments in any one entity for which the aggregate purchase price does not exceed $200,000.

     6.10.  Change in Terms and Prepayment of Subordinated Indebtedness.  The
            -----------------------------------------------------------
Borrower shall not:

     (a) effect or permit any change in or amendment to (i) the terms by which any Subordinated Indebtedness purports to be subordinated to the payment or performance of the Obligations, or (ii) the terms relating to the repayment of any Subordinated Indebtedness; or

     (b) directly or indirectly, make any payment of any principal of or in redemption, retirement or repurchase of Subordinated Indebtedness, except payments required by the instruments evidencing such Indebtedness.

     6.11  Dividends and other Equity Distributions.  The Borrower shall not pay
           ----------------------------------------
any dividends in excess of $150,000 during the calendar year ending December 31, 1992, and zero thereafter, on any class of its capital stock or make any other distribution or payment on account of or in redemption, retirement or purchase of such capital stock; provided that this Section shall not apply to (i) the
                       --------
issuance, delivery or distribution by the Borrower of shares of its common stock pro rata to its shareholders and (ii) the purchase or redemption by the Borrower of its capital stock with the proceeds of the issuance of additional shares of capital stock.

                                  SECTION VII

                              SECURITY AGREEMENT
                              ------------------

     7.1.  Creation of Security Interest.  As collateral security for the
           -----------------------------
payment and performance in full of the Obligations, the Borrower hereby assigns to the Bank all of its rights, title and interest in, and grants to the Bank a continuing security interest in, the following personal property: all personal property of the Borrower including without limitation, Accounts, Inventory, Equipment and General Intangibles, whether such property is now owned or existing or is owned, acquired, or arises hereafter, together with all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by or in which it has an interest which are now or may hereafter be in the possession, custody or control of the Bank or its assigns for any purpose, and any and all additions, substitutions, replacements, accessions, Proceeds and products thereof.

     7.2.  Covenants Pertaining to Collateral.  The Borrower covenants that:
           ----------------------------------
     (a) Other than sales of Inventory or grants of licenses and other rights in the ordinary course of the Borrower's business for cash or an open account and on terms of payment ordinarily extended to its customers, the Borrower will not grant, assign or transfer any interest in, or otherwise encumber, any of the Collateral other than in favor of the Bank, or any of its affiliates, except as otherwise permitted herein. So long as no Default has occurred and is continuing, the Borrower may dispose of any Equipment which as become worn out, obsolete, unnecessary or has been replaced by other Equipment or been Temporarily removed for the purposes of repair. The Borrower shall defend the Collateral against, and take any action reasonably necessary to remove any liens or encumbrances other than those permitted hereunder and defend the right, title and interest of the Bank in and to any of the Borrower's rights in the Collateral.

     (b) At the time any Account becomes subject to a security interest in favor of the Bank, such Account shall be a valid, legal and binding obligation of the account debtor named therein for goods sold or services theretofore performed by the Borrower, enforceable in accordance with its terms (which terms shall be expressly set forth on the face of the invoice applicable thereto).

     (c) The Collateral shall remain personal property of the Borrower and shall not be deemed to be a fixture irrespective of the manner of its attachment to any real estate, and upon request by the Bank, the Borrower will deliver to the Bank such disclaimer, waiver, or other document as the Bank requests, executed by each person having an interest in such real estate.

     (d) It will keep the Collateral in good order and repair, subject to reasonable wear and tear, and will not use the same in violation of law or any policy of insurance thereon, and will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation.

     (e) It will apply for, and pursue diligently applications for, registration of its ownership of the General Intangibles for which registration is appropriate and will use other appropriate measures to preserve its rights in other such General Intangibles.

     (f)  Except as disclosed in Exhibit 4.1 hereto, all tangible Collateral
                                -----------
shall be located at the chief executive office of the Borrower, and the Borrower will not remove any part thereof (except in connection with dispositions permitted under Section 7.2(a)) unless and until such time as written consent to a change of location is obtained from the Bank. The

Borrower's chief executive office and the place where its records concerning the Collateral are kept is shown on the first page hereof, and the Borrower will not change such chief executive office or remove such records without the express prior written consent of the Bank, which consent shall not be unreasonably withheld.

     (g) At any time and from time to time, upon the written request of the Bank, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Bank may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statement under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby, transferring Collateral (other than Inventory and Accounts) to the Bank's possession, and using its reasonable best efforts to obtain waivers from landlord's and mortgagees, if necessary. The Borrower also hereby authorizes the Bank to file any such financing or continuation statement without the signature of the Bank to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Bank, duly endorsed in a manner satisfactory to it.

     (h) The Borrower will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the Uniform Commercial Code (or any other then applicable provision of the Code) unless the Borrower shall have given the Bank at least 30 days prior written notice thereof or shall have delivered to the Bank acknowledgement copies of UCC-3 financing statements reflecting such change duly executed and duly filed in each jurisdiction in which UCC-1 filings were required in order to perfect the security interest granted by this Agreement in the Collateral and shall have taken all action (or made arrangements to take such action concurrently with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend such financial statement or continuation statement so that it is not seriously misleading.

     7.3.  Reports, etc. Pertaining to Collateral.  The Borrower will:
           --------------------------------------

     (a)  Schedule of Accounts.  Deliver to the Bank on or before the date of
          --------------------
the initial Loan hereunder and by the first Business Day following the end of the last Business Day of each week, and at such other intervals and for such periods as the Bank may request, a schedule of receivables which

     (i) shall be reconciled to the Borrowing Base Certificate as of such last Business Day,

     (ii) shall set forth a detailed aged trial balance of all its then existing Accounts, specifying the names, addresses and balance due for each account debtor obligated on an Account so listed, and

     (iii) shall set forth a detailed report of balances due from and rebates owing to account debtors, specifying the names and addresses of each account debtor, the balance due on each account debtor's Account and the amount of any rebate owned to that account debtor in the ordinary course of the Borrower's business.

     (b)  Schedule of Inventory.  Deliver to the Bank on or before the date of
          ---------------------
the initial Loan hereunder and by the 15th day of each month a schedule of inventory as of the last Business Day of the immediately preceding monthly account period of the Borrower and at such other intervals and for such periods as the Bank may request, itemizing and describing the kind, type and quantity of Inventory and location and the Borrower's cost thereof.

     (c)  Borrowing Base Certificate.  Concurrently with the delivery of the
          --------------------------
schedules required by subsections 7.3(a) and (b) deliver to the Bank a Borrowing Base Certificate, substantially in the form of Exhibit 7.3(c) hereto, prepared as of the close of business on the last Business Day of the period covered by such schedules.

     (d)  Collateral Values.  Promptly notify the Bank of any information
          -----------------
received by the Borrower relative to any of the Collateral including the Accounts, the account debtors, or other persons obligated in connection therewith, which may in any way affect adversely the value of any of its property or the rights and remedies of the Bank in respect thereto;

     (e)  Account Debtor Insolvency.  Promptly notify the Bank when it obtains
          -------------------------
knowledge of actual or imminent bankruptcy or other insolvency proceeding of any account debtor owing an aggregate of $100,000 or more to the Borrower;

     (f)  Sales and Shipping Information.  Deliver to the Bank, as the Bank may
          ------------------------------
from time to time require, delivery receipts, customer's purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements; and

     (g)  Notice of Diminution in Value.  Immediately notify the Bank of any
          -----------------------------
return or adjustment in excess of $100,000, rejection, repossession and loss or damage of or to merchandise represented by the Accounts or constituting Inventory, and of any credit adjustment or dispute arising in connection with the goods or services represented by the Accounts or constituting Inventory, and the Borrowing Base shall be adjusted accordingly.

     7.4.  Collection of Accounts and Adjustments.  Until the Bank exercises its
           --------------------------------------
rights to collect the Accounts pursuant to Sections 7.6 or 7.7, the Borrower will collect with diligence all of its Accounts, and may continue its present policies with respect to adjustments.

     7.5.  Bank's Rights in Collateral.  (a) After the occurrence of an Event
           ---------------------------
of Default and so long as such an Event of Default is continuing, with respect to any Accounts, (i) the Borrower shall, at the request of the Bank, notify account debtors of the security interest of the Bank in any Account and that payment thereof is to be made directly to the Bank, and (ii) the Bank itself may, without notice to or demand upon the Borrower, so notify account debtors. The giving of such notification shall not affect the duties of the Borrower, described below with respect to proceeds of collections of Accounts received by the Borrower. Until such notice by the Bank, any such collection of Accounts, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable the Bank to collect same), shall be in trust for the Bank, and the Borrower shall deliver said collections daily to the Bank, or to such bank as may be approved by the Bank for deposit to an agency account governed by the terms of an agency account agreement with such bank, substantially in the form of Exhibit 7.5 attached
                                                       -----------
hereto, in the identical form received. The Bank shall credit the proceeds of collection of Accounts received by the Bank to the Loan Account, such credits to be entered as soon as practicable upon receipt and in any event within one Business Day after receipt thereof by the Bank. Such credits shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Bank, in its discretion, whether or not the item is returned, may either reverse any credit given for the item or debit the amount of the item from the deposits or other sums which may be due to the Borrower from the Bank. Upon elimination of any debit balance of the Loan Account, proceeds of collection and other receipts may then be credited to any deposit account which the Borrower may maintain with the Bank, or, if there is no such account, held pending instructions from the Borrower. After the occurrence of an Event of Default and with respect to any Accounts, the Bank may, at its option and at any time, whether or not the Obligations are due, without notice or demand on the Borrower (i) demand, collect, receipt for, settle, compromise, adjust, give discharges and releases, all as the Bank may reasonably determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Bank may deem appropriate; (iv) receive, open and dispose of mail addressed to the Borrower and endorse checks, notes, drafts, acceptances, money orders, or other instruments or documents evidencing payment, on behalf of and in the name of the Borrower, or securing, or relating to such Accounts; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the services which have given rise thereto, as fully and completely as though the Bank were the absolute owners thereof for all purposes. In taking any action hereunder with respect to the Collateral, the Bank agrees to use its best efforts to act in a commercially reasonable manner.

     (b) After the occurrence of an Event of Default and so long as any such Event of Default is continuing, with respect to any Inventory and Equipment, make, adjust and settle claims under any insurance policy related thereto.

     (c) In addition to the remedies provided for herein or otherwise available to the Bank, the Bank is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and the Borrower's rights under all licenses and all franchise agreements shall inure to the Bank's benefit. The Bank shall not exercise any rights provided by this Section 7.5(c) unless an Event of Default has occurred and is continuing.

     Except as otherwise provided herein, the Bank shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto.

     7.6.  Remedies.  (a) In any jurisdiction where enforcement of rights
           --------
hereunder is sought, the Bank shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the applicable Uniform Commercial Code. Upon the occurrence of an Event of Default or at any time thereafter (such defaults not having been previously cured to the reasonable satisfaction of the Bank) and so long as any part of the Obligations remains unpaid or unperformed, the Bank may, at its option, without notice or demand, declare all of the Obligations to be immediately due and payable and take immediate possession of the Collateral, and for that purpose enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Bank under this Agreement. The Borrower will, upon demand, make the Collateral available to the Bank at a place and time designated by the Bank which is reasonably convenient. After the occurrence of an Event of Default the Bank may collect and receive all income and proceeds in respect of the Collateral, exercise all rights of the Borrower with respect thereto, and apply the Collateral and any and all income and proceeds received by it hereunder to the payment of all Obligations to the Bank. The Bank may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as the Bank may determine, and the Bank may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Bank shall give to the Borrower at least ten business days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sales or any other intended disposition thereof is to be made.

     (b) Prior to any disposition of Collateral pursuant to this Agreement, the Bank may, at its option, cause any of the Collateral to be repaired, reconditioned, but not upgraded unless mutually agreed, in such manner and to such extent as to make saleable, and any reasonable sums expended therefor by the Bank shall be repaid by the Borrower and become part of the Obligations secured hereby; the Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent the Bank from pursuing any further remedy which it may have hereunder or by law.

     (c) The Bank shall be entitled to retain and to apply the proceeds of such sale to: (i) all sums secured hereby; and (ii) its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for sale and selling the Collateral, together with interest on such expenses at the rate specified in, and in accordance with, Section 2.11 of this Agreement, including reasonable attorney's fees and other legal expenses incurred by it in connection therewith. If a sufficient sum is not realized from any such disposition of Collateral to pay all Obligations secured by this Agreement, the Borrower hereby promises and agrees to pay to the Bank any deficiency.

     (d) The Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any further remedy which it may have hereunder or by law.

     7.7.  Waivers.  Except as otherwise provided herein, the Borrower waives
           -------
demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notice of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank may exercise any rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for the Obligations.

                                 SECTION VIII

                                   DEFAULTS
                                   --------

     8.1.  Events of Default.  There shall be an Event of Default hereunder if
           -----------------
any of the following events occurs:

     (a) The Borrower shall fail to pay when due (i) any amount of principal of or interest on any Loans, or (ii) any fees or expenses payable hereunder within five Business Days of the due date therefor; or

     (b) The Borrower shall fail to perform any term, covenant or agreement contained in Sections 5.1(f), 5.5, 5.7 through 5.9 or 6.1 through 6.5; or

     (c) The Borrower shall fail to perform any covenant contained in Sections 5.1(e), 5.1(g) or 5.2, and such failure shall continue for 30 days; or

     (d) The Borrower shall fail to perform any term, covenant or agreement (other than in respect of subsections 8.1(a) through (c) hereof) contained in this Agreement and such default shall continue for 30 days after notice thereof has been received by the Borrower from the Bank; or

     (e) Any representation or warranty of the Borrower made in this Agreement or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

     (f) There shall occur any material adverse change in the assets, liabilities, financial condition, business or prospects of the Borrower, as determined by the Bank acting in good faith which shall be in existence for thirty (30) days after notification by the Bank to the Borrower of such material adverse change; or

     (g) The Borrower shall fail to pay at maturity, or within any applicable period of grace, any Indebtedness or fail to observe or perform any term, covenant or agreement evidencing or securing such Indebtedness, the result of which failure is to permit the holder or holders of such Indebtedness to cause such Indebtedness to become due prior to its stated maturity; or

     (h) The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property, (ii) be generally not paying its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) take any action or commence any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other law, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (viii) take any corporate action for the purpose of effecting any of the foregoing; or

     (i) A proceeding or case shall be commenced, without the application or consent of the Borrower in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 30 days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Borrower or action under the laws of the jurisdiction of incorporation or organization of the Borrower similar to any of the foregoing shall be taken with respect to the Borrower and shall continue unstayed and in effect for any period of 60 days; or

     (j) A judgment or order for the payment of money not covered by insurance shall be entered against the Borrower by any court, or a warrant of attachment or execution or similar process shall be issued or levied against property of the

Borrower, which in the aggregate exceeds $200,000 in value and such judgment, order, warrant or process shall continue undischarged or unstayed for 60 days; or

     (k) The Borrower or any member of the Controlled Group shall fail to pay when due any amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrowers, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Borrower and such proceedings shall not have been dismissed within 60 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated.

     8.2.  Remedies.  Upon the occurrence of an Event of Default described in
           --------
subsections 8.1(h) and (i), immediately and automatically, and upon the occurrence of any other Event of Default, at any time thereafter while such Event of Default is continuing, at the Bank's option and upon the Bank's declaration:

     (a) The Bank's commitment to make any further Loans hereunder shall terminate;

     (b) The unpaid principal amount of the Loans together with accrued interest and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

     (c) The Bank may exercise any and all rights it has under this Agreement or any other documents or agreements executed in connection herewith, or at law or in equity, and proceed to protect and enforce the Bank's rights by any action at law, in equity or other appropriate proceeding.

                                  SECTION IX

                                 MISCELLANEOUS
                                 -------------

     9.1.  Notices.  All notices, requests and demands to or upon the Borrower
           -------
or the Bank shall be deemed to have been duly given or made: if by telecopy, telex, telegram or by hand, immediately upon sending or delivery; if by any overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

     (a)  If to the Borrower:

                    Ross White Enterprises, Inc., d/b/a
                    National Computer Distributors
                    3401-C N.W. 72nd Avenue
                    Miami, Florida 33132
                      Attention: Gregory A. White
                      Telephone: (305) 477-9019
                      Telecopier: (305) 599-1511

     (b)  with a copy to

                    Lee Capital Holdings
                    One International Place, Suite 4301
                    Boston, MA  02110
                      Attention: Jonathan O. Lee
                      Telephone: (617) 345-0477
                      Telecopier: (617) 345-0478

     (c)  If to the Bank:

                    The First National Bank of Boston
                    100 Federal Street
                    Boston, MA 02110
                      Attention: William C. Purinton
                                 Vice President
                      Asset Based Lending, 01-22-08
                      Telephone: (617) 434-8856
                      Telecopier: (617) 434-1188

     (d)  With a copy to:

                    The First National Bank of Boston
                    400 Perimeter Center Terrace
                    Suite 745
                    Atlanta, Georgia 30346
                      Attention: William D. Kearney
                                 Vice President
                      Telephone: (404) 393-4676
                      Telecopier: (404) 393-4166

     9.2.  Expenses.  The Borrower shall, on demand, pay or reimburse the Bank
           ---------
for all reasonable expenses (including attorneys' fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Bank in connection with the preparation, negotiation and closing of this Agreement (whether or not the transactions contemplated hereby shall be consummated) and all reasonable expenses (including attorneys' fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Bank in connection with the administration or amendment of this Agreement (whether or not the transactions contemplated hereby shall be consummated) and with the enforcement of any Obligation of the Borrower or exercise of any right of the Bank hereunder. The Borrower shall, on demand, pay or reimburse the Bank for all expenses (including the allocation costs of the Bank's employees) incurred in connection with the commercial finance examinations of the Borrower's operations conducted by the Bank.

     9.3.  Set-Off.  Regardless of the adequacy of the Collateral, any deposits
           -------
or other sums, at any time credited by or due from the Bank to the Borrower may at any time be applied to or set off against Obligations on which the Borrower is primarily liable and may at or after the maturity thereof be applied to or set off against Obligations on which the Borrower is secondarily liable.

     9.4.  Term of Agreement.  This Agreement shall continue in force and effect
           -----------------
so long as the Bank has any commitment to make Loans hereunder or any Loan or any Obligation hereunder shall be outstanding.

     9.5.  No Waivers.  No failure or delay by the Bank in exercising any right,
           ----------
power or privilege hereunder or under any other documents or agreements executed in connection herewith shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

     9.6.  Governing Law.  This Agreement shall be deemed to be a contract made
           -------------
under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

     9.7.  Amendments.  Neither this Agreement nor any provision hereof or
           ----------
thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Bank and, in the case of amendments, by the Borrower.

     9.8.  Binding Effect of Agreement.  This Agreement shall be binding upon
           ---------------------------
and inure to the benefit of the Borrower and the Bank and their respective successors and assigns; provided that the Borrower may not assign or transfer its rights hereunder. The Bank may assign all of its rights and obligations hereunder without the consent of the Borrower. The Bank may sell, transfer or grant participations in the Loan without the prior written consent of the Borrower and the Borrower agrees that any transferee or participant shall be entitled to the benefits of Sections 2.8, 2.11, 5.5, 9.2 and 9.3 to the same extent as if such transferee or participant were the Bank hereunder; provided that notwithstanding any such transfer or participation, the Borrower may, for all purposes of this Agreement, treat the Bank as the person entitled to exercise all rights hereunder and to receive all payments with respect thereto.

     9.9.   Counterparts.  This Agreement may be signed in any number of
            ------------
counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     9.10.  Severability.  The invalidity or unenforceability of any one or more
            ------------
phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

     9.11.  Captions.  The captions and headings of the various sections and
            --------
subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

     9.12.  Entire Agreement.  This Agreement and the documents and agreements
            ----------------
executed in connection herewith constitute the final agreement of the parties hereto and supersede any prior agreement or understanding, written or oral, with respect to the matters contained herein and therein.

     9.13.  JURY WAIVER.  EACH OF THE BORROWER AND THE BANK AGREE THAT NEITHER
            -----------
OF THEM, NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BORROWER AND THE BANK, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BORROWER NOR THE BANK HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as an instrument under seal as of the day and year first above written.

                                    ROSS WHITE ENTERPRISES, INC., d/b/a
                                      NATIONAL COMPUTER DISTRIBUTORS

[SIGNATURE APPEARS HERE]            By: [SIGNATURE APPEARS HERE]
------------------------                -------------------------------
Witness                                 Title: President

                                  [Seal]

                                    Executed At: Boston, Mass.
                                                 ----------------------

                                    THE FIRST NATIONAL BANK OF BOSTON

[SIGNATURE APPEARS HERE]            By: [SIGNATURE APPEARS HERE]
------------------------                -------------------------------
Witness                                 Its Authorized Officer

                                  [Seal]

                                    Executed At: Boston MA
                                                 ----------------------

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                                AMENDMENT NO. 1

                         DATED AS OF NOVEMBER 2, 1992


     THIS AMENDMENT (this "Amendment") is entered into as of November 2, 1992 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").


     Preliminary Statement.  The parties have entered into a Revolving Credit
     ----------------------
Agreement dated as of April 27, 1992 (the "Agreement") providing for the maintenance by the Borrower of certain financial operating ratios. The Borrower has delivered financial statements and other reports to the Bank reflecting increases in sales beyond that previously projected and has requested that certain of these ratios be amended to allow the Borrower to borrow against the additional accounts receivable arising from these sales. In exchange for the Borrower's agreement to lower the inventory cap under the Agreement, the Bank has agreed to the Borrower's request subject to the Borrower's execution and delivery of this amendment.

     Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     In consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Agreement is hereby amended as follows:

     1. The defined term "Borrowing Base" appearing in Section I of the Agreement is hereby amended in its entirety to read as follows:

     Borrowing Base. An amount equal to the lesser of (x) $20,000,000 or (y) the
     --------------
     sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible Inventory, (B) $12,000,000
           ----
     and (C) the amount available under subset (y)(i) of this definition.

     2. Exhibit 7.3(c) to the Agreement, the form of Borrowing Base Certificate required to be delivered to the Bank by the Borrower pursuant to Section 7.3(c) of the Agreement, is hereby deleted from the Agreement and the form attached hereto as Schedule A to this Amendment is hereby substituted in its stead.
          ----------

     3. Section 5.9 of the Agreement is hereby amended in its entirety to read as follows:

     5.9.  Leverage Ratio.  The Borrower shall maintain a ratio of (i) Total
           --------------
     Liabilities less Subordinated Indebtedness to (ii) Total Capital Funds of not more than 5.75:1 for the period commencing November 1, 1992 and ending December 31, 1992 and 6:1 thereafter.

     4. Section 5.10 of the Agreement is hereby amended in its entirety to read as follows:

     5.10.  Ratio of Senior Bank Indebtedness to Total Capital Funds.  The
            --------------------------------------------------------
     Borrower shall maintain a ratio of Senior Bank Indebtedness to Total Capital Funds of not more than 3.5:1 during the period commencing November 1, 1992 and ending December 31, 1992 and 4:1 thereafter.

     This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.

     All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the
                                       -------- ----
Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                     ROSS WHITE ENTERPRISES, INC., d/b/a
                                       NATIONAL COMPUTER DISTRIBUTORS

                                     By: (SIGNATURE APPEARS HERE)
                                        --------------------------------
                                     Title:    President
                                           -----------------------------
                    [Seal]

                                     THE FIRST NATIONAL BANK OF BOSTON

                                     By: (SIGNATURE APPEARS HERE)
                                        --------------------------------
                                     Title:  Vice President
                                           -----------------------------
                                     Signed at:  Boston, MA
                                               -------------------------

                    [Seal]

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                                AMENDMENT NO. 2

                          DATED AS OF APRIL 19, 1993

     THIS AMENDMENT (this "Amendment") is entered into as of April 16, 1993 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

     Preliminary Statement.  The parties have entered into a Revolving Credit
     ----------------------
Agreement dated as of April 27, 1992, as previously amended by Amendment No. 1 dated November 2, 1992 and by a letter agreement dated March 18, 1993 (the "Agreement"). Under the terms of the Agreement, as presently in effect, the Borrower's Maximum Commitment of $13,500,000 will expire on April 30, 1993. The Borrower has delivered its financial statements for the period ending March 31, 1993 and revised cash flow projections for the twelve month period ending March 31, 1994 and requested that the Bank increase the Maximum Commitment and reinstate the original Termination Date of April 30, 1994. The Bank has agreed to the Borrower's requests subject to the Borrower's execution and delivery of this amendment.

     Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     In consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Agreement is hereby amended as follows:

     1. The following defined terms appearing in Section I of the Agreement are hereby amended in their entirety to read as follows:

     Borrowing Base. An amount equal to the lesser of (x) $15,000,000 or (y)
     --------------
     the sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible Inventory, (B)
                ----
     $12,000,000 and (C) the amount available under subset (y)(i) of this definition, minus (from the sum of (i) and (ii)) $500,000.
                 -----

     Maximum Commitment.  $15,000,000.
     ------------------

     Termination Date.  April 30, 1994.
     ----------------

     2. Exhibit 7.3(c) to the Agreement, the form of Borrowing Base Certificate required to be delivered to the Bank by the Borrower pursuant to Section 7.3(c) of the Agreement, is hereby deleted from the Agreement and the form attached hereto as Schedule A to this Amendment is hereby substituted in its stead.
          ----------

     3. Section 5.1(b) of the Agreement is hereby amended in its entirety to read as follows:

     (b) as soon as available, but in any event within 15 days after the end of each month, a balance sheet as of the end of, and a related statement of income for, the month then ended;

     4. Section 5.7 of the Agreement is hereby amended in its entirety to read as follows:

     5.7. Ratio of EBIT to Interest Expense. As of the last day of each month,
          ---------------------------------
     the Borrower shall have a ratio of (a) EBIT to (b) total interest expense (excluding imputed interest arising from accretion of debt discount on the Subordinated Indebtedness issued under the Purchase Agreement) of not less than 2:1.


     This Amendment is executed as an instrument under seal and shall be governed by the construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.

     All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the
                                       -------- ----
Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                      ROSS WHITE ENTERPRISES, INC., d/b/a
                                        NATIONAL COMPUTER DISTRIBUTORS

                                      By:  [SIGNATURE APPEARS HERE]
                                         -----------------------------
                                      Title:     President
                                            --------------------------
                         [Seal]

                                      THE FIRST NATIONAL BANK OF BOSTON

                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------
                                      Signed at:
                         [Seal]                 -----------------------

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS


                                AMENDMENT NO. 3


     THIS AMENDMENT (this "Amendment") is entered into as of May 26, 1993 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

     Preliminary Statement.  The parties have entered into a Revolving Credit
     ----------------------
Agreement dated as of April 27, 1992, as previously amended by Amendment No. 1 dated November 2, 1992, a letter agreement dated March 18, 1993, and by Amendment No. 2 dated as of April 19, 1993 (the "Agreement"). The Borrower has delivered its financial statements for the period ending April 30, 1993 and requested that the Bank increase the Maximum Commitment under the Agreement and make certain other modifications to the Agreement. The Bank has agreed to the Borrower's requests subject to the Borrower's execution and delivery of this amendment.

     Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     In consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Agreement is hereby amended as follows:

     1. The following defined terms appearing in Section I of the Agreement are hereby amended in their entirety to read as follows:

     Borrowing Base. An amount equal to the lesser of (x) $20,000,000 or (y) the
     --------------
     sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible Inventory, (B) $12,000,000
           ----
     and (C) the amount available under subset (y)(i) of this definition, minus
                                                                          -----
     (from the sum of (i) and (ii)) $500,000, or if on the date of any determination, the amount available hereunder shall exceed $17,500,000, $750,000.

     Maximum Commitment.  $20,000,000.
     ------------------

     2. Sections 5.7 through 5.10 of the Agreement are hereby amended in their entirety to read as follows:

     5.7. Ratio of EBIT to Interest Expense. As of May 31, 1993 for the two
          ---------------------------------
     month period then ending, and June 30, 1993 for the three month period then ending, and thereafter as of the last day of each fiscal quarter, the Borrower shall have a ratio of (a) EBIT to (b) total interest expense (excluding imputed interest arising from accretion of debt discount on the Subordinated Indebtedness issued under the Purchase Agreement) of not less than 1.5:1 with respect to any such period on the last day of which the balance of the Loan Account is less than $17,500,000, and 1.75:1 for all other such periods.

     5.8.  Minimum Total Capital Funds.  The Borrower shall maintain Total
           ---------------------------
     Capital Funds of not less than the amounts set forth below for the periods specified:

           Period                                                Amount
           ------                                                ------
     May 26, 1993 - June 29, 1993..............................  $3,800,000
     June 30, 1993 - September 29, 1993........................  $3,900,000
     September 30, 1993 - December 30, 1993....................  $4,050,000
     December 31, 1993 - March 30, 1994........................  $4,250,000
     March 31, 1994 and thereafter.............................  $4,525,000

     5.9.  Leverage Ratio.  The Borrower shall maintain a ratio of (i) Total
           --------------
     Liabilities less Subordinated Indebtedness to (ii) Total Capital Funds of not more than 7:1.

     5.10.  Ratio of Senior Bank Indebtedness to Total Capital Funds.  The
            --------------------------------------------------------
     Borrower shall maintain a ratio of Senior Bank Indebtedness to Total Capital Funds of not more than 5:1.

     3. Section 5.11 of the Agreement is hereby renumbered as Section 5.12 and the following new Section 5.11 is added to the Agreement:

     5.11.  Accounts Payable Average Turnover.  As at the end of each of the
            ---------------------------------
Borrower's fiscal months, the quotient of the Borrower's cost of goods sold divided by the Borrower's accounts payable arising from the sale of finished goods to the Borrower when divided into the number "31" shall equal "25" or less.

     4. Exhibit 7.3(c) to the Agreement, the form of Borrowing Base Certificate required to be delivered to the Bank by the Borrower pursuant to Section 7.3(c) of the Agreement, is hereby deleted from the Agreement and the form attached hereto as Schedule A to this Amendment is hereby substituted in its stead.
          ----------

     This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.

     All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the
                                       -------- ----
Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                         ROSS WHITE ENTERPRISES, INC., d/b/a
                                           NATIONAL COMPUTER DISTRIBUTORS

                                         By: (SIGNATURE APPEARS HERE)
                                            ----------------------------------
                                         Title:        President
                                               -------------------------------
                          [Seal]

                                         THE FIRST NATIONAL BANK OF BOSTON

                                         By: (SIGNATURE APPEARS HERE)
                                            ----------------------------------
                                         Title:  Vice President
                                               -------------------------------
                                         Signed at:   Boston, MA
                                                   ---------------------------

                          [Seal]

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                                AMENDMENT NO. 4

      THIS AMENDMENT (this "Amendment") is entered into as of October 15, 1993 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

      Preliminary Statement. The parties have entered into a Revolving Credit
      ---------------------
Agreement dated as of April 27, 1992, as previously amended by Amendment No. 1 dated november 2, 1992, by a letter agreement dated March 18, 1993, by Amendment No. 2 dated as of May 26, 1993 and by Amendment No. 3 dated as of May 26, 1993, (the "Agreement"). Under the terms of the Agreement, the Borrower has a Maximum Commitment of $20,000,000 which expires on April 30, 1994. The Borrower has delivered its financial statements for its most recent fiscal period ending September 30, 1993 and requested that the Bank increase the Maximum Commitment under the Agreement, extend the expiration date, and make certain other modifications to the Agreement. The Bank has agreed to the Borrower's requests subject to the Borrower's execution and delivery of this amendment.

      Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      In consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the bank from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Agreement is hereby amended as follows:

     1. The following defined terms appearing in Section I of the Agreement are hereby amended in their entirety to read as follows:

      Borrowing Base. An amount equal to the lesser of (x) $25,000,000 or (y)
      --------------
      the sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible Inventory, (B)
                 ----
      $12,000,000 and (C) the amount available under subset (y)(i) of this definition, minus (from the sum of (i) and (ii)) the amount specified
                  -----
      below for the range of availability hereunder calculated as of the date of any determination:

            Loan Availability                         Amount
            -----------------                         ------

          Under $17,500,000 ........................ $500,000
          $17,500,000 - $20,000,000 ................ $750,000
          $Over $20,000,000 ........................ $1,000,000

     Maximum Commitment.  $25,000,000.
     ------------------

     Termination Date.  July 31, 1994.
     ----------------

     2. Section 5.8 of the Agreement is hereby amended in its entirety to read as follows:

     5.8.  Minimum Total Capital Funds.  The Borrower shall maintain Total
           ---------------------------
Capital Funds of not less than the amounts set forth below for the periods specified:

            Period                                    Amount
            ------                                    ------

     September 30, 1993 - December 30, 1993 .......  $4,200,000
     December 31, 1993 - March 30, 1994 ...........  $4,600,000
     March 31, 1994 and thereafter ................  $5,000,000

     3. Section 9.2 of the Agreement is hereby amended in its entirety to read as follows:

     9.2  Expenses.  The Borrower shall, on demand, pay or reimburse the Bank
          --------
for all reasonable expenses (including attorneys' fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Bank or any Assignee, as defined in Section 9.14 of this Agreement, in connection with this Agreement, any amendments thereof (including without limitation the amended and restated form of this

     Agreement contemplated by Section 9.14 of this Agreement), the Bank's administration of this Agreement (including without limitation any waivers, approvals and consents relating thereto), its enforcement of any Obligation, and the exercise of any rights of the Bank hereunder. The Borrower shall, on demand, also pay or reimburse the Bank for all expenses (including without limitation the allocation costs of the Bank's employees) incurred in connection with the commercial finance examinations of the Borrower's operations conducted by the Bank.

     4. The Agreement is hereby further amended by the addition of the following new Section 9.14:

     9.14.  Assignments and Participations.
            ------------------------------

          (a)  Assignments. The Bank may at any time assign all, or a portion,
               -----------
     of its rights, interests and duties with respect to its commitment to make Loans hereunder to one or more banks or other financial institutions, or any affiliate thereof, (each, an "Assignee") on such terms, as between the Bank and each Assignee, as the Bank may deem appropriate, and such Assignee shall assume such rights, interests and duties pursuant to an instrument executed by such Assignee and the Bank, or, in the case of a partial assignment by the Bank, pursuant to an amended and restated form of this Agreement, and for this purpose the Bank may make available to each of its potential Assignees such information relating to the Borrower, this Agreement and the transactions contemplated hereby as the Bank may deem necessary or desirable. Upon notice to the Borrower of an assignment in full of the Bank's rights, interests and duties hereunder to an Assignee, such Assignee shall have all the rights, interests and duties of the Bank hereunder with a commitment to make Loans as set forth in herein, and the Bank shall be released from its obligations hereunder in full without the requirement of any further consent or action by the Borrower.

          (b) Participations. In addition to its rights to assign all or any
              --------------
     portion of its commitment hereunder pursuant to the foregoing subsection
     (a) of this Section 9.14, the Bank may sell participations in the Loans to one or more banks or other financial institutions, or any affiliate thereof, on such terms as the Bank may deem appropriate, and for this purpose the Bank may make available to each potential participant such information relating to the Borrower, this Agreement and the transactions contemplated hereby as the Bank may deem necessary or desirable.

     5. Exhibit 7.3(c) to the Agreement, the form of Borrowing Base Certificate required to be delivered to the Bank by the Borrower pursuant to Section 7.3(c) of the Agreement, is hereby deleted from the Agreement and the form attached hereto as Schedule A to this Amendment is hereby substituted in its stead.
          ----------

     6.  Conditions Precedent to Effectiveness of this Amendment.  This
         -------------------------------------------------------
Amendment shall take effect on the date of receipt by the Bank of the last item specified below (other than any item the delivery of which is expressly deferred or waived in writing by the Bank):

     (a)  This Amendment duly executed by the Borrower;

     (b) A certificate of the Secretary or an Assistant Secretary of the Borrower with respect to resolutions, of its Board of Directors authorizing the execution and delivery of this Amendment, identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment, or the Agreement and providing specimen signatures of such officer(s), and confirming that the Borrower's Articles of Organization and By-Laws previously delivered and certified to the Bank have not been amended, substituted, rescinded or otherwise modified in any way since the date of said prior certification;

     (c) a certificate of the president or chief financial officer of the Borrower with respect to representations and warranties under the Agreement, the absence of Defaults, and the locations and value of the Borrower's inventory together with such additional UCC Financing Statements, landlord waivers and insurance certificates as the Bank may deem necessary or desirable, based on the Borrower's locations shown in the schedule attached thereto;

     (d) a copy of a fully executed amendment to the Subordinated Note and Warrant Purchase Agreement dated as of March 31, 1992 among the Borrower, the Purchasers named therein and C.T. Capital Trust, N.V., as agent for the Purchasers, reflecting modifications to the Borrower's financial covenants under that agreement in conformity with the Borrower's financial covenants under the Agreement after giving effect to this Amendment;

     (e) such other documents and evidence of completion of such other matters, as the Bank reasonably may deem necessary or desirable.

     This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.

     All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the
                                       -------- ----
Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                     ROSS WHITE ENTERPRISES, INC., d/b/a
                                     NATIONAL COMPUTER DISTRIBUTORS

                                     By: (SIGNATURE APPEARS HERE)
                                        -----------------------------------
                                     Title:     Chairman
                                           --------------------------------
                   [Seal]            Signed at:  Boston, MA
                                               ----------------------------

                                     THE FIRST NATIONAL BANK OF BOSTON

                                     By: (SIGNATURE APPEARS HERE)
                                        -----------------------------------
                                     Title:    Vice President
                                           --------------------------------
                                     Signed at:  Boston, MA
                                               ----------------------------
                   [Seal]

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                                AMENDMENT NO. 5

     THIS AMENDMENT (this "Amendment") is entered into as of March 1, 1994 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

     Preliminary Statement.  The parties have entered into a Revolving Credit
     ----------------------
Agreement dated as of April 27, 1992, as previously amended by Amendment No. 1 dated November 2, 1992, by a letter agreement dated March 18, 1993, by Amendment No. 2 dated as of May 26, 1993, by Amendment No. 3 dated as of May 26, 1993, and by Amendment No. 4 dated as of October 15, 1993 (the "Agreement"). Under the terms of the Agreement, the Bank has a Maximum Commitment of $25,000,000. Subsequent to the delivery by the Borrower to the Bank of its preliminary financial statements for its third fiscal quarter ending December 31, 1993, the Borrower has advised the Bank that certain adjustments to these statements may be appropriate. In view of the uncertainty of the resolution of the matters underlying these adjustments, the Bank has requested and the Borrower has agreed to amend the Agreement so as to provide for certain reductions in the Bank's Maximum Commitment under the Agreement.

     Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     In consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the

Borrower and the Bank agrees that the Agreement is hereby amended as follows:

     The following defined terms appearing in Section I of the Agreement are hereby amended in their entirety to read as follows:

     Borrowing Base. An amount equal to the lesser of (x) $23,500,000 during the
     --------------
     period March 1, 1994 through and including March 14, 1994, and $22,500,000 thereafter or (y) the sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible
                                 ----
     Inventory, (B) $12,000,000 and (C) the amount available under subset (y)(i) of this definition, minus (from the sum of (i) and (ii)) the amount
                         -----
     specified below for the range of availability hereunder calculated as of the date of any determination:

             Loan Availability                               Amount
             -----------------                               ------
          Under $17,500,000..............................   $500,000
          $17,500,000 - $20,000,000......................   $750,000
          Over $20,000,000...............................   $1,000,000

     Maximum Commitment.  $23,500,000 during the period March 1, 1994 through
     ------------------
     and including March 14, 1994, and $22,500,000 thereafter.

     This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.

     All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the
                                       -------- ----
Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                  ROSS WHITE ENTERPRISES, INC., d/b/a
                                  NATIONAL COMPUTER DISTRIBUTORS

                                  By: [SIGNATURE APPEARS HERE]
                                      --------------------------------
                                  Title: Chairman, Board of Directors
                                         -----------------------------
             [Seal]               Signed at: Boston, Massachusetts
                                             -------------------------


                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By: [SIGNATURE APPEARS HERE]
                                      --------------------------------
                                  Title: Vice President
                                         -----------------------------
                                  Signed at: Boston, MA
                                             -------------------------

             [Seal]

                             FORBEARANCE AGREEMENT


     This Forbearance Agreement (this "Agreement") is entered into as of April 25, 1994 by and between Ross White Enterprises, Inc., d/b/a National Computer Distributors, a Florida corporation with offices at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower") and The First National Bank of Boston, a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank"). All capitalized terms herein shall have the meanings ascribed to them in the Bank Credit Agreement, as defined below.

     In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

     SECTION 1.  RECITALS, ACKNOWLEDGMENT, ADMISSION AND STIPULATION OF FACTS.
                 -------------------------------------------------------------
The parties hereto stipulate, admit, acknowledge and agree that the following facts are true, correct and accurate:

     1.1 The Borrower and the Bank have entered into a Revolving Credit Agreement dated as of April 27, 1992, as amended by Amendment No. 1 dated November 2, 1992, by a letter agreement dated March 18, 1993, by Amendment No. 2 dated as of May 26, 1993, by Amendment No. 3 dated as of May 26, 1993, by Amendment No. 4 dated as of October 15, 1993, and by Amendment No. 5 dated as of March 1, 1994 (collectively, the "Bank Credit Agreement") providing for a working capital line of credit secured by all assets of the Borrower with a Maximum Commitment of $22,500,000.

     1.2 The Borrower has also entered into a Subordinated Note and Warrant Purchase Agreement dated as of March 31, 1992, as amended by Amendment No. 1 dated as of October 27, 1993 (collectively, the "Note Purchase Agreement") among the Borrower, the persons named therein as "Purchasers" (the "Purchasers") and C.T. Capital Trust N.V., a Netherlands Antilles corporation, as agent and attorney-in-fact for the Purchasers ("Capital Trust") pursuant to which the Borrower issued its 12% Subordinated Notes due March 31, 1997, each dated March 31, 1992 in an amount equal to $3,000,000 in the aggregate (the "Subordinated Debt").

     1.3 By letter dated March 28, 1994, the Bank acknowledged the Event of Default existing under the Bank Credit Agreement as a result of the Borrower's failure to comply with its leverage covenant under Section 5.9 of the Bank Credit Agreement and the Borrower's further disclosure of an as then undetermined amount of a charge to be taken against the Borrower's fiscal year 1993 Tangible Net Worth.

     1.4 Subsequently, the Borrower has advised the Bank that it expects the charge to Tangible Net Worth to approximate $2,300,000 on a pre-tax basis and $1,200,000 after-tax, with a corresponding negative adjustment to the amount of the Borrower's Tangible Net Worth shown in the Borrower's financial statements previously delivered to the Bank for the Borrower's 1993 fiscal year end.

     1.5 As reflected in the Borrower's financial statements for the period ending March 31, 1994, the Borrower continues to be in default of its leverage covenant under Section 5.9 of the Bank Credit Agreement. Moreover, based on the Borrower's disclosures to the Bank regarding the charge it expects to take to Tangible Net Worth, on a pro-forma basis after giving effect to the $1,200,000 after-tax charge, the Borrower is also in default of its Minimum Total Capital Funds covenant under Section 5.8 of the Bank Credit Agreement and the maximum Senior Bank Indebtedness to Total Capital Funds ratio permitted under Section
5.10 of the Bank Credit Agreement. The Borrower is also in default of these covenants under the Note Purchase Agreement. The Borrower does not contest the nature or existence of said defaults, and failures or breaches incidental thereto, or the enforceability of the Bank's rights under the Bank Credit Agreement and related loan documents, including but not limited to the Agency Account Agreement.

     1.6 Pursuant to the terms of the Bank Credit Agreement, the Bank has specific rights and remedies, including but not limited to the right to accelerate the Obligations and to sue for the total amount of principal and accrued interest due thereunder and costs and expenses, including but not limited to reasonable attorneys fees in accordance with Section 9.2 of the Bank Credit Agreement.

     1.7 (a) The Bank Credit Agreement and the related loan documents set forth the legal, valid, binding and continuing obligation of the Borrower to the Bank and are enforceable in accordance with their respective terms and conditions;
(b) all actions taken by the Bank to the date of this Agreement, pursuant to its rights under the Bank Credit Agreement and the related loan documents have been commercially reasonable; (c) the Borrower has no cause of action, claim, defense, setoff or reduction against the Bank in any way regarding or related to the Bank Credit Agreement or any related loan document and the sums due thereunder; (d) the Bank properly satisfied and performed in a timely and reasonable manner all obligations to the Borrower under the Bank Credit Agreement and the related loan documents; and the Borrower's Obligations are secured by all assets of the Borrower.

     1.8 The Borrower has requested that the Bank refrain from exercising its rights and remedies under the Bank Credit Agreement and the related loan documents.

     1.9 The Borrower acknowledges, agrees and confirms that except for this Agreement, the Bank is not required, bound, or obligated in any way to refrain from exercising its rights and remedies, but the Bank has agreed to the forbearance requested in consideration of the covenants, representations, warranties and agreements contained in this Agreement.

     SECTION 2.  BANK'S AGREEMENT TO FORBEAR.  Conditional upon the receipt by
                 ----------------------------
the Bank of the document required by Section 3.4 of this Agreement and so long as no default under Section 14.1 of this Agreement has occurred, the Bank agrees to forbear from exercising its rights and remedies under the Bank Credit Agreement (but not its right to make demand prior to, for payment on, the Termination Date and to refuse to make loans to the Borrower at any time and from time to time prior to the Termination Date in accordance with Section 3.1 of this Agreement) until July 31, 1994 in accordance with the provisions of this Agreement.

     SECTION 3.  BORROWER'S AGREEMENTS.  In consideration of the Bank's
                 ----------------------
agreement to forbear its rights and remedies as stated in Section 2 above, the Borrower agrees that so long as this Agreement is in effect, all provisions of the Bank Credit Agreement shall remain in full force and effect except as follows:

     3.1 Notwithstanding Section 2 of the Bank Credit Agreement or any other provision thereof which either expressly or impliedly commits the Bank to lend to the Borrower until the Termination Date, all advances to the Borrower under the Bank Credit Agreement shall be in the Bank's sole and absolute discretion up to a maximum principal amount of $22,500,000 subject to availability under the Borrowing Base at the percentages and dollar limitations stated therein, or at such other percentages and dollar limitations (including zero) as the Bank shall in its sole and absolute discretion determine, and the Bank shall have no commitment whatsoever to make loans or extend credit or other financial accommodations to the Borrower. All Obligations are demandable by the Bank at any time prior to the Termination Date and shall be due and payable in full without demand on the Termination Date, notwithstanding any provision in the Bank Credit Agreement to the contrary.

     3.2 Notwithstanding Section 2.7 of the Bank Credit Agreement, effective as of April 21, 1994 and retroactive thereto, the Borrower shall pay interest on the outstanding amount of each Loan at a rate per annum equal to the Base Rate plus three percent (3%), which rate shall change contemporaneously with any change in the Base Rate. The Bank's right to change the higher default rate of interest specified by the second sentence of said Section 2.7 shall continue.

     3.3 On or before June 30, 1994 either (a) the Borrower shall deliver to the Bank a balance sheet of the Borrower certified by the Borrower's chief financial officer, as evidence of, and reflecting, the infusion of a minimum of $1,000,000 in additional equity in the form of additional common stock of the Borrower, which stock shall be validly issued, fully paid and non-assessable, or
(b) if by the close of business on June 30, 1994 the Borrower shall not have delivered the balance sheet required by the foregoing 3.3(a), the Bank shall charge the Borrower's Loan Account a non-refundable fee equal to $350,000.

     3.4 Simultaneously with the delivery of this Agreement to the Bank by the Borrower, the Borrower shall cause to be delivered to the Bank a copy of a letter addressed to the Borrower and signed by Capital Trust, or such other document as shall be satisfactory in form and substance to the Bank, acknowledging the agreement of Capital Trust to forbear its exercise of its rights and remedies under the Note Purchase Agreement so long as this Agreement is in effect.

     SECTION 4.  BANK'S AGREEMENTS.  In consideration of the Borrower's
                 -----------------
agreements set forth in Section 3 above, the Bank agrees that so long as this Agreement is in effect:

     4.1 The commitment fees and early termination fees otherwise due the Bank under Sections 2.4 and 2.5 of the Bank Credit Agreement are hereby waived.

     4.2. The financial covenants set forth in sections 5.7, 5.8, 5.9 and 5.10 are hereby waived.

     SECTION 5.  REPRESENTATIONS.  The Borrower agrees and acknowledges that its
                 ----------------
obligations to the Bank under the Bank Credit Agreement and the related loan documents, except as otherwise expressly modified by this Agreement, are, by the execution of this Agreement, ratified and confirmed in all respects.

     SECTION 6.  ACKNOWLEDGMENTS.  The Borrower acknowledges and agrees that its
                 ----------------
duly authorized officer executing this Agreement has (a) read and understands the contents of this Agreement, (b) had opportunity to consult with counsel of choice regarding same, (c) acted voluntarily and without duress in connection with the execution and delivery of this Agreement.

     SECTION 7.  RELEASE, INDEMNITY, WAIVER.  The Borrower hereby releases,
                 ---------------------------
covenants not to sue, waives and forever discharges and relieves the Bank and its agents, attorneys and employees (the "Releasees") of, from, regarding, and/or on account of any and all rights, benefits, interest, liabilities, claims, demands, actions, causes of action, suits, debts, covenants, obligations, accounts due, contracts, rights to payment, damages, lost profits, costs, fees, counterclaims, attorneys' fees, interest penalties, offsets, setoffs, losses, and claims and defenses of every nature and kind whatsoever, whether at common law (contract, tort or other theory) or pursuant to federal, state or local statute, rule, ordinance, or regulation, whether vested or contingent, whether known or unknown, whether liquidated or unliquidated, whether matured or unmatured, whether disputed or undisputed, which the Borrower ever had or may now have against the Releases, upon or by reason of any matter, cause or thing whatsoever arising from the Bank Credit Agreement or any related loan document.

     SECTION 8.  NO MODIFICATION OR WAIVER.  None of the terms or provisions of
                 --------------------------
the Bank Credit Agreement or the other loan documents or this Agreement may be changed, waiver, modified, discharged, or terminated except by instrument in writing executed by the parties hereto, or the party against whom or which enforcement of the change, waiver, modification, discharge or termination is asserted. None of the terms or provisions of the Bank Credit Agreement or any of the related loan documents or this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same. In the event of any inconsistency between the Bank Credit Agreement or any related loan document and this Agreement, the terms of this Agreement shall prevail.

     SECTION 9.  COUNTERPARTS.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be considered an original for all purposes, provided that all such counterparts shall together constitute one and the same
-------------
instrument.

     SECTION 10.  APPLICABLE LAW.  This Agreement shall be governed by and
                  --------------
construed, interpreted and enforced, in accordance with and pursuant to the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.

     SECTION 11.  SUCCESSORS AND ASSIGNS.  The provisions of this Agreement
                  ----------------------
shall be binding upon, and shall inure to the benefit of, the respective successors, assigns, and participants of the Bank, and the respective heirs, successors and assigns of the Borrower (but such reference is not intended, nor shall it be construed as, a consent to an assignment by the Borrower).

     SECTION 12.  ENTIRE AGREEMENT.  The Bank Credit Agreement and the related
                  ----------------
loan documents, as confirmed and affected by this Agreement, constitute the entire agreement between the parties hereto relating to or connected with the loan transactions and other matters contemplated thereby. Any other agreements or understandings related to or connected with such loan transactions or other matters not expressly set forth in the Bank Credit Agreement and related loan documents as confirmed or affected hereby, are null and void and superseded in their entirety.

     SECTION 13.  INTENTION OF THE PARTIES.  It is intended by the parties
                  ------------------------
hereto that this Agreement shall become a part of the loan documentation files of the Borrower.

     SECTION 14.  DEFAULTS AND REMEDIES.
                  ---------------------

     SECTION 14.1  DEFAULTS:  The following shall constitute a default under
                   --------
this Agreement:

     (a) the occurrence of a further material adverse change in the financial condition or affairs of the Borrower;

     (b) the giving of a notice of intent to accelerate the Subordinated Debt by Capital Trust;

     (c) the occurrence of any event described in subsection 8.1(h) or 8.1(i) of the Bank Credit Agreement or any other Event of Default (other than the Events of Default identified in Section 1.5 of this Agreement);

     (d) failure by the Borrower to abide by and/or comply with all terms or conditions set forth herein or in the Bank Credit Agreement or other loan documents as confirmed or affected hereby, or the failure by Capital Trust or any Purchaser to abide by and/or comply with all terms or conditions set forth in the letter or other document referred to in Section 3.4 of this Agreement or in Section 6 of the Note Purchase Agreement.

     SECTION 14.2  REMEDIES.  In the event of any default by the Borrower under
                   ---------
this Agreement as set forth in subsection 12.1 above, this Agreement shall terminate as to any matter not already consummated and the Bank may exercise any or all rights and remedies available to it under the Bank Credit Agreement or any other loan document, or applicable law. The Borrower shall remain responsible to pay all costs and expenses, including reasonable attorney's fees associated with the collection of payments due under this Agreement, the Bank Credit Agreement and/or other loan documents, as provided in section 9.2 of the Bank Credit Agreement.

     IN WITNESS WHEREOF, The parties have executed this Agreement as an instrument under seal as of the date first written above.


WITNESS:                             ROSS WHITE ENTERPRISES, INC.


[SIGNATURE APPEARS HERE] 5-4-94      By: /s/ Gregory A. White
---------------------------------       ---------------------------------

                                     Name: Gregory A. White
                                          -------------------------------

                                     Title: President
                                           ------------------------------



                                     THE FIRST NATIONAL BANK OF BOSTON


[SIGNATURE APPEARS HERE]             By: [SIGNATURE APPEARS HERE]
---------------------------------       ---------------------------------

                                     Name: [NAME APPEARS HERE]
                                          -------------------------------

                                     Title: Vice President
                                           ------------------------------

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                                AMENDMENT NO. 6

     THIS AMENDMENT (this "Amendment") is entered into as of August 11, 1994 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

                                R E C I T A L S
                                ---------------

     WHEREAS, The Borrower and the Bank have entered into a Revolving Credit Agreement dated as of April 27, 1992, as previously amended by the various documents listed on Schedule A hereto (the "Credit Agreement");
                    ----------

     WHEREAS, under the terms of the Credit Agreement, the Bank has agreed to extend credit to the Borrower until the Termination Date (August 31, 1994) on a demand discretionary basis up to a maximum principal amount of $22,500,000 subject to availability under the Borrowing Base;

     WHEREAS, the Borrower has also entered into a Subordinated Note and Warrant Purchase Agreement dated as of March 31, 1992, as amended (collectively, the "Note Purchase Agreement") among the Borrower, the persons named therein as "Purchasers" (the "Purchasers") and C.T. Capital Trust N.V., a Netherlands Antilles corporation, as agent and attorney-in-fact for the Purchasers ("Capital Trust") pursuant to which the Borrower issued its 12% Subordinated Notes due March 31, 1997 (the "Maturity Date"), each dated March 31, 1992 in an amount equal to $3,000,000 in the aggregate (the "Capital Trust Subordinated Debt");

     WHEREAS, the Capital Trust Subordinated Debt is presently demandable at any time prior to August 31, 1994 and, absent a reinstatement of the Maturity Date, may be accelerated and declared due and payable on August 31, 1994 by Capital Trust;

     WHEREAS, the Borrower has advised the Bank that the Purchasers have agreed to reinstate the Maturity Date and to further amend the Note Purchase Agreement to the extent necessary to conform the financial ratios under the Note Purchase Agreement to levels equal to or more lenient than the ratios under the Credit Agreement after giving effect to the amendments effected hereby;

     WHEREAS, the Borrower has requested that the Bank's commitment under the Credit Agreement be reinstated and the Termination Date be extended, and in reliance upon the foregoing and the representations, warranties, covenants and other agreements contained herein and in the Credit Agreement, the Bank has agreed to the Borrower's request, subject to the terms hereof;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Credit Agreement is hereby amended as follows:

     1. The following new defined term is hereby added to Section I of the Credit Agreement:

     "Applicable Margin" shall mean the applicable percentage specified below
      -----------------
     based on the Borrower's ratio of (i) Total Liabilities less Subordinated Indebtedness to (ii) Total Capital Funds ("Leverage Ratio") as determined as of the last day of each month commencing with the month ending August 31, 1994, to be effective on a prospective basis as of the first day of the next succeeding month:

                 --------------------------------------------
                 Leverage Ratio         Applicable Percentage
                 --------------------------------------------
                 (Greater Than) 7:1               3%
                 --------------------------------------------
                    (Less Than) 7:1           1 1/2%
                 --------------------------------------------

     2. The definition of "Eligible Inventory" appearing in Section I of the Credit Agreement is hereby amended by deleting the "and" at the end of subclause
(h), relettering subclause (i) to become subclause (j) and by the addition of the following additional exclusion therefrom to be inserted immediately following subclause (h) thereof:

     (i)  such Inventory is not more than 180 days from date of purchase; and

     3. The following defined term appearing in Section I of the Credit Agreement is hereby amended in its entirety to read as follows:

     Termination Date.  December 31, 1995, or such earlier date on which the
     ----------------
     Bank's commitment hereunder is reduced to zero or otherwise terminated in accordance with the terms of this Agreement.

     4. Section 2.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

     2.5.  Early Termination Fee.  In the event of a termination by the Borrower
           ---------------------
     of the Bank's commitment hereunder prior to the Termination Date, the Borrower shall pay to the Bank three percent (3%) of the Maximum Commitment on the effective date of any such termination, which termination may be effected only upon thirty (30) days prior written notice delivered by the Borrower to the Bank.

     5. Subclause (a) of Section 2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

     (a) Each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable
                                                        ----
     Margin, which rate shall change contemporaneously with any change in the Base Rate. Such interest shall be payable on the first day of each month and when such Loan is due (whether at maturity, by reason of acceleration or otherwise).

     6. Exhibit 5.1(c), the form of Chief Financial Officer Report required to be delivered to the Bank by the Borrower pursuant to Section 5.1(c) of the Credit Agreement, is hereby deleted from the Credit Agreement and the form attached hereto as Schedule B to this Amendment is hereby substituted in its
stead.             ----------

     7. Section 5.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

     5.7.  Ratio of EBIT to Interest Expense.  As of the last day of each month,
           ---------------------------------
     the Borrower shall have ratio of (a) EBIT to (b) total interest expense of not less than 1.75:1, excluding from such calculation any inputed interest arising from accretion of debt discount on the Subordinated Indebtedness issued under the Purchase Agreement.

     8. Section 5.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

     5.8.  Minimum Total Capital Funds.  The Borrower shall maintain Total
           ---------------------------
     Capital Funds of not less than the amounts set forth below for the periods specified, plus on a cumulative basis, an additional $250,000 for each
                ----
     quarter ending after October 31, 1994:

          Period                                         Amount
          ------                                         ------
     June 30, 1994 - September 29, 1994.............    $2,700,000
     September 30, 1994 - October 30, 1994..........    $2,950,000
     October 31, 1994 and thereafter................    $5,000,000

     9. Sections 5.9, 5.10 and 5.11 of the Credit Agreement are hereby deleted and intentionally omitted.

     10.  The $250,000 dollar limit on capital expenditures appearing in Section
6.4 of the Credit Agreement is hereby amended to "$500,000."

     11. Exhibit 7.3(c) to the Credit Agreement, the form of Borrowing Base Certificate required to be delivered to the Bank by the Borrower pursuant to
Section 7.3(c) of the Credit Agreement, is hereby deleted from the Credit Agreement and the form attached hereto as Schedule C to this Amendment is hereby
                                          ----------
substituted in its stead.

     12. The Forbearance Agreement dated as of April 25, 1994, as amended, is hereby terminated and all modifications to the Credit Agreement effected thereby, including but not limited to, those set forth in Sections 3 and 4 thereof, shall be of no further force or effect.

     13.  Conditions Precedent to Effectiveness of this Amendment. This
          -------------------------------------------------------
Amendment shall take effect on the date of receipt by the Bank of the last item specified below (other than any item the delivery of which is expressly deferred or waived in writing by the Bank):

     (a)  This Amendment duly executed by the Borrower;

     (b) A certificate of the Secretary or an Assistant Secretary of the Borrower with respect to resolutions, of its Board of Directors authorizing the execution and delivery of this Amendment, identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment, or the Credit Agreement;

     (c) a certificate of the president or chief financial officer of the Borrower with respect to representations and warranties under the Credit Agreement, the absence of Defaults, and the locations and value of the Borrower's inventory together with such additional UCC Financing Statements, landlord waivers and insurance certificates as the Bank may deem necessary or desirable, based on the Borrower's locations shown in the schedule attached thereto;

     (d) a copy of a fully executed amendment to the Subordinated Note and Warrant Purchase Agreement dated as of March 31, 1992 among the Borrower, the Purchasers named therein and C.T. Capital Trust, N.V., as agent for the Purchasers, reflecting modifications to the Borrower's financial covenants under that agreement in conformity with the Borrower's financial covenants under the Credit Agreement after giving effect to this Amendment and the reinstatement of the Maturity Date;

     (e) such other documents and evidence of completion of such other matters, as the Bank reasonably may deem necessary or desirable.

     Upon and after the date of this Amendment all references to the Credit Agreement in that document, or in any related document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.

     This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall
                 -------------
conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

      IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                      ROSS WHITE ENTERPRISES, INC.,
WITNESSED:                            d/b/a/ NATIONAL COMPUTER DISTRIBUTORS

     /s/ GUY V. SIMMONS               By:      /s/ JONATHAN P. LEE
-----------------------------------      -------------------------------------

         Guy V. Simmons                            Jonathan P. LEE
-----------------------------------   ----------------------------------------
          Print Name                                 Print Name


Address: One International Plaza      Title:   Chairman
         --------------------------         ----------------------------------

Boston, MA 01921                      Signed at:   Boston, MA
-----------------------------------             ------------------------------


                                    [Seal]


WITNESSED:                            THE FIRST NATIONAL BANK OF BOSTON

                                      By:
-----------------------------------      -------------------------------------


-----------------------------------   ----------------------------------------
          Print Name                                 Print Name


Address:                              Title:
        ---------------------------         ----------------------------------

                                      Signed at:
-----------------------------------             ------------------------------


                                    [Seal]

      IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                       ROSS WHITE ENTERPRISES, INC.,
WITNESSED:                             d/b/a/ NATIONAL COMPUTER DISTRIBUTORS

                                       By:
-----------------------------------       ------------------------------------


-----------------------------------    ---------------------------------------
          Print Name                                   Print Name

Address:                               Title:
        ---------------------------          --------------------------------

                                       Signed at:
-----------------------------------              ----------------------------


                                    [Seal]


WITNESSED:                             THE FIRST NATIONAL BANK OF BOSTON

                                       By:
-----------------------------------       -----------------------------------


-----------------------------------    --------------------------------------
          Print Name                                   Print Name

Address: 100                           Title:
        ---------------------------          --------------------------------

                                       Signed at:
-----------------------------------              ----------------------------


                                    [Seal]

                      ROSS WHITE ENTERPRISES, INC., d/b/a
                        NATIONAL COMPUTER DISTRIBUTORS

                          AMENDMENT NO. 7 AND WAIVER

      THIS AMENDMENT NO. 7 AND WAIVER (this "Amendment") is entered into as of September 8, 1994 by and between ROSS WHITE ENTERPRISES, INC., d/b/a NATIONAL COMPUTER DISTRIBUTORS, a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

                                R E C I T A L S
                                ---------------
      WHEREAS, the Borrower and the Bank have entered into a Revolving Credit Agreement dated as of April 27, 1992, as previously amended by the various documents listed on Schedule A hereto (the "Credit Agreement");
                    ----------

      WHEREAS, the Borrower has delivered to the Bank a letter requesting certain waivers from the Bank with respect to the Borrower's failure to comply with certain covenants and obligations of the Borrower under the Credit Agreement;

      NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Credit Agreement is hereby amended as follows:

      1. Section 5.7 of the Credit Agreement is hereby amended in entirety to read as follows:

      5.7.  Ratio of EBIT to Interest Expense. The Borrower shall have a ratio
            ----------------------------------
      of (i) EBIT to (ii) total interest expense, excluding from such calculation any imputed interest arising from accretion of debt discount on the Subordinated Indebtedness issued under the Purchase Agreement, of not less than (a) 1.75:1 as of the last day of each of the Borrower's fiscal quarters, and (ii) 1:1 as of the last day of each month ending on any date other than the last day of any fiscal quarter of the Borrower.

     2. Section 6.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

     6.7.  Leases. The Borrower shall not, during any of its fiscal years, have
           ------
     aggregate lease payments for real or personal property (whether or not such payments are termed rent) in excess of $1,750,000.

     In reliance upon the Borrower's representation, which by the Borrower's signature hereto, the Borrower is hereby deemed to have made, that other than the Defaults or Events of Defaults identified below, as of the date of this Amendment, the Borrower is not otherwise in default of any of its obligations under the Credit Agreement, the Bank hereby waives any Default or Event of Default existing as a result of the Borrower's failure to comply with the following covenants and obligations:

     A. The Borrower's obligation under Section 5.1(a) of the Credit Agreement to deliver to the Bank its audited financial statements within ninety days following its fiscal year ending March 31, 1994, which statements, by its signature hereto, the Borrower covenants and agrees shall be delivered to the Bank on or before September 30, 1994 in accordance with the requirements of Section 5.1(a) (other than the ninety day time period specified therein), and the failure by the Borrower to so deliver such statements shall constitute an Event of Default under the Credit Agreement;

     B. During any time prior to March 31, 1994, the Borrower's obligation under:

       (i) Section 5.6 of the Credit Agreement to keep adequate books and records of account in accordance with generally accepted accounting principles with respect to certain items previously disclosed to the Bank, which items the Borrower by its acceptance hereof, represents and warrants to the Bank are now properly reflected in its books and records; and

       (ii) Section 6.4 of the Credit Agreement to maintain capital expenditures of the type described by said Section 6.4 within the $250,000 maximum permitted prior to the effective date of Amendment No. 6 dated as of August 11, 1994 to the Credit Agreement ("Amendment 6").

     C. With respect to the months ending March 31, 1994 and July 31, 1994, the Borrower's obligation under Section 5.7 of the Credit Agreement to maintain the ratio of EBIT to total interest expense specified by said Section 5.7;

     D. During any time prior to June 30, 1994, the Borrower's obligation under
     Section 5.8 of the Credit Agreement to maintain Total Capital Funds of not less than the amount specified by said Section 5.8;

E. During any time prior to the effective date of Amendment 6, the Borrower's obligation under:

     (i) Section 5.9 of the Credit Agreement to maintain its ratio of Total Liabilities (less Subordinated Indebtedness) to Total Capital Funds within the maximum ratio permitted by said Section 5.9;

     (ii) Section 5.10 of the Credit Agreement to maintain its ratio of Senior Bank Indebtedness to Total Capital Funds within the maximum ratio permitted by said Section 5.10;

     (iii) Section 5.11 of the Credit Agreement to maintain an accounts payable average turnover as required by said Section 5.11; and

     (iv) Section 6.1(d) of the Credit Agreement, with respect to Hyundia Electronics America, not to remain liable for normal trade Indebtedness for more than sixty days past the due date thereof;

     The foregoing waivers are expressly limited to the specific defaults and Events of Defaults set forth above and are not, nor shall they be construed as, waivers of any other default or Event of Default under the Credit Agreement, whether now existing or hereafter occurring. These waivers notwithstanding, all rights of the Bank with respect to any claims it may have against the Borrower or any third party arising out of or in any way related to the matters giving rise to the defaults and Events of Defaults enumerated above are expressly reserved.

     Upon and after the date of this Amendment all references to the Credit Agreement in that document, or in any related document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Agreement, the Credit Agreement shall remain in full force and effect.

     This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall
                 -------- ----
conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.


                                     ROSS WHITE ENTERPRISES, INC.,
WITNESSED:                           d/b/a NATIONAL COMPUTER DISTRIBUTORS

/s/ Guy J. Simmons                   By: /s/ Jonathan O. Lee
-------------------------------         ----------------------------------

GUY J. SIMMONS                       JONATHAN O. LEE
-------------------------------      -------------------------------------
          Print Name                                Print Name

Address: 1 International Place       Title: Chairman
        -----------------------             ------------------------------
Boston, Massachusetts 02110          Signed At  Boston, MA
-------------------------------                ---------------------------

                                    [Seal]

WITNESSED:                           THE FIRST NATIONAL BANK OF BOSTON


                                     By:
-------------------------------         -------------------------------------

-------------------------------      ----------------------------------------
          Print Name                                Print Name

Address:                             Title:
        -----------------------            ----------------------------------
                                     Signed At
-------------------------------               -------------------------------

                                    [Seal]

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                           ROSS WHITE ENTERPRISES, INC.
WITNESSED:                                 d/b/a NATIONAL COMPUTER DISTRUBTORS

                                           By:
--------------------------------------         -------------------------------

--------------------------------------     -----------------------------------
          Print Name                                  Print Name

Address:                                   Title:
         -----------------------------            ----------------------------

                                           Signed At
--------------------------------------               -------------------------

                                    [Seal]


WITNESSED:                                 THE FIRST NATIONAL BANK OF BOSTON

 /s/ Deborah L. White                      By: /s/ Janet O. Sanchez
--------------------------------------         -------------------------------
 Deborah L. White                              Janet O. Sanchez
--------------------------------------     -----------------------------------
          Print Name                                  Print Name

Address: 100 Federal St.                   Title: Vice President
         -----------------------------            ----------------------------

 Boston, MA 02110                          Signed At  100 Federal St. Boston
--------------------------------------               -------------------------

                                    [Seal]

                             AMERIQUEST/NCD, INC.

                                AMENDMENT NO. 8

     THIS AMENDMENT NO. 8 (this "Amendment") is entered into as of March   ,
                                                                         --
1995 by and between AMERIQUEST/NCD, INC., a Florida corporation having an address at 6100 Hollywood Boulevard, Hollywood, Florida 33024 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

                                   RECITALS
                                   --------

     WHEREAS, the Borrower and the Bank have entered into a Revolving Credit Agreement dated as of April 27, 1992, as previously amended by the various documents listed on Schedule A hereto (as amended, the "Credit Agreement");
                    ----------

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, including, but not limited to, an increase in the Maximum Commitment from $22,500,000 to $30,000,000;

     WHEREAS, the Bank is, on the terms and conditions stated below, willing to grant the request of the Borrower;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Bank from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Borrower and the Bank agrees that the Credit Agreement is hereby amended as follows:

     1. The following definitions appearing in Section 1.1 of the Credit Agreement are each hereby amended respectively in their entirety to read as follows:

     (a)  "Borrowing Base.  An amount equal to the lesser of (x) $30,000,000
           --------------
     and (y) the sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible
                             ----
     Inventory, (B) $15,000,000 and (C) the amount available under subset (y) (i) of this definition, minus (from the sum of (i) and
                                        -----
     (ii)) the amount specified below for the range of availability hereunder calculated as of the date of any determination:

             Loan Availability Amount                Reserve
             ------------------------                -------
            Less than $17,500,000                   $  500,000
            $17,500,000 - $19,999,999               $  750,000
            $20,000,000 - $22,499,999               $1,000,000
            $22,500,000 - $24,999,999               $1,250,000
            25,000,000 or more                      $1,500,000"

      (b)  "Maximum Commitment.  $30,000,000."
            ------------------

      2. Section 5.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "5.7.  Ratio of EBIT to Interest Expense.  As of the last day of each
             ---------------------------------
      fiscal quarter, the Borrower shall have a ratio of (i) EBIT to (ii) total interest expense, excluding from such calculation any imputed interest arising from accretion of debt discount on any Subordinated Indebtedness, of not less than 1.75:1."

      3. Section 5.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "5.8.  Minimum Total Capital Funds.  The Borrower shall maintain at all
             ---------------------------
      times Total Capital Funds of not less than $8,500,000 as of December 31, 1994, plus, on a cumulative basis, an additional $250,000 for each quarter
            ----
      ending after December 31, 1994."

      4. Section 5.9 of the Credit Agreement, which was previously deleted and intentionally omitted from the Credit Agreement, is hereby added to read as follows:

      "5.9. Leverage Ratio.  The Borrower shall maintain at all times a ratio
            --------------
      of (i) Total Liabilities less Subordinated Indebtedness to (ii) Total
                               ----
      Capital Funds of not more than 7.5:1."

      5. Section 5.10 of the Credit Agreement, which was previously deleted and intentional omitted from the Credit Agreement, is hereby added to read as follows:

      "5.10.  Ratio of Senior Bank Indebtedness to Total Capital Funds.  The
              --------------------------------------------------------
      Borrower shall maintain at all times a ratio of Senior Bank Indebtedness to Total Capital Funds of not more than 5:1."

      6. This Amendment shall become effective when, and only when, the Bank shall have received the following documents:

      (a)  This Amendment duly executed by the Borrower and the Bank;

     (b) A certificate of the secretary or assistant secretary of the Borrower with respect to resolutions of its Board of Directors authorizing the execution and delivery of this Amendment and the matters contemplated hereby, identifying the officers authorized to execute, deliver and take all other actions required under this Amendment or the Credit Agreement, and confirming that the Borrower's articles of organization and by-laws previously delivered and certified to the Bank have not been amended, substituted, rescinded or otherwise modified in any way since the date of such prior certification;

     (c) A certificate of the president or chief financial officer of the Borrower with respect to representations and warranties under the Credit Agreement and the absence of any Default or Event of Default under the Credit Agreement;

     (d)  Payment by the Borrower of a closing fee in the amount of $37,500; and

     (e) Such other documents and evidence of completion of such other matters as the Bank may reasonable deem necessary or desirable.

     7.  The Borrower represents and warrants to the Bank as follows:

     (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, is duly qualified and in good standing as a foreign corporation, and is duly authorized to do business in each jurisdiction where the nature of its properties or business require such qualification, except where the failure to be so qualified would not have a material adverse affect on the business, financial condition, assets or properties of the Borrower on a consolidated basis.

     (b) The execution, delivery and performance of this Amendment and the Credit Agreement and the transactions contemplated hereby and thereby are within the corporate power and authority of the Borrower and had been authorized by all necessary corporate proceedings, and do not and will not:

          (i) require any consent or approval of the stockholders of the Borrower other than those consents and approvals, if any, previously obtained;

          (ii) contravene any provision of the charter documents or by-laws of the Borrower or any law, rule or regulation applicable to the Borrower;

          (iii) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default, under any other agreement, instrument, order or undertaking binding on the Borrower;

          (iv) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Borrower, except Encumbrances permitted by the Credit Agreement.

     (c) This Amendment and the Credit Agreement and all of their terms and provisions are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedies of specific performance or of injunctive relief are subject to the discretion of the court before which any proceeding therefore may be brought.

     (d) The execution, delivery and performance of this Amendment and the Credit Agreement and the transactions contemplated hereby and thereby do not require any approval or consent of or filing of registration with, any governmental or other agency or authority, or any other party.

     (e) There is no litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the officers of the Borrower threatened, against the Borrower that, if adversely determined would result in a material judgment not fully covered by insurance or would otherwise have a material adverse affect on the assets, business or prospects of the Borrower.

     8. Upon and after the date of this Amendment all references to the Credit Agreement in that document, or in any related document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.

     9. This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be
-------- ----
inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

     IN WITNESS WHEREOF, each of the Borrower and the Bank in accordance with
Section 9.7 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

WITNESSED:                                  AMERIQUEST/NCD, INC.

/s/ Stephen G. Holmes                       By: /s/ Gregory A. White
----------------------------------              -----------------------------

STEPHEN G. HOLMES                           GREGORY A. WHITE
----------------------------------          ---------------------------------
         Print Name                                      Print Name

Address: 2722 Michelson Dr.,                Title:  President
        --------------------------                ---------------------------
Irvine, CA  92715                           Signed At  Irvine, California
----------------------------------                    -----------------------

                                    [Seal]



WITNESSED:                                  THE FIRST NATIONAL BANK OF BOSTON

                                            By:
----------------------------------              -----------------------------


----------------------------------          ---------------------------------
         Print Name                                      Print Name

Address:                                    Title:
        --------------------------                ---------------------------
                                            Signed At
----------------------------------                    -----------------------

                                    [Seal]

                         SCHEDULE A TO AMENDMENT NO. 8
                         -----------------------------

               DOCUMENTS EFFECTING PRIOR AMENDMENTS TO AGREEMENT
               -------------------------------------------------

               1. Amendment No. 1 Dated November 2, 1992

               2. Letter Agreement Dated March 18, 1993

               3. Amendment No. 2 Dated April 16, 1993

               4. Amendment No. 3 Dated May 26, 1993

               5. Amendment No. 4 Dated October 15, 1993

               6. Amendment No. 5 Dated March 1, 1994

               7. Forbearance Agreement Dated April 25, 1994

               8. Amendment No. 1 To Forbearance Agreement
                  Dated June 30, 1994

               9. Amendment No. 2 To Forbearance Agreement
                  Dated July 28, 1994

              10. Amendment No. 6 Dated August 11, 1994

              11. Amendment No. 7 Dated September 8, 1994

                             AMERIQUEST/NCD, INC.

                AMENDMENT NO. 9, EXTENSION, WAIVER AND CONSENT

     This Amendment No. 9, Extension, Waiver and Consent (this "Amendment") is
                                                                ---------
entered into as of July 11, 1995 by and between The First National Bank of Boston, a national banking association having a principal place of business at 100 Federal Street, Boston, Massachusetts ("Bank"), and AmeriQuest/NCD, Inc., a
                                            ----
Florida corporation having its chief executive office and principal place of business at MacArthur Place, 3 Imperial Promenade, Santa Ana, California 92707 (the "Borrower") and successor by merger to Ross White Enterprises, Inc. ("Ross
      --------                                                             ----
White"). All capitalized terms used but not otherwise defined herein shall have
-----
the meanings assigned to them in the Credit Agreement, as defined below.

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, the Bank and the Borrower have entered into a Revolving Credit Agreement dated as of April 27, 1992, as amended by Amendment No. 1 dated November 2, 1992, by a letter agreement dated March 18, 1993, by Amendment No. 2 dated as of May 26, 1993, by Amendment No. 3 dated as of May 26, 1993, by Amendment No. 4 dated as of October 15, 1993, by Amendment No. 5 dated as of March 1, 1994, by Amendment No. 6 dated as of August 11, 1994, by Amendment No. 7 and Waiver dated as of September 8, 1994, and by Amendment No. 8 dated as of March 23, 1995, and as modified by an Assignment and Assumption Agreement dated as of November 14, 1994 (as so amended and modified, the "Credit Agreement")
                                                          ----------------
pursuant to which, among other things, the Borrower granted to the Bank a security interest in all of its personal property (the "Collateral"); and
                                                        ----------

     WHEREAS, on the date of the initial Loan to Ross White under the Credit Agreement, the Bank had established a revolving line of credit for Ross White as an independent company engaged in the nationwide sale and distribution of computers and computer peripherals secured by all of Ross White's assets, including but not limited to all inventory and accounts receivable; and

     WHEREAS, as a result of the acquisition and consolidation strategy of its parent company, AmeriQuest Technologies, Inc., a Delaware Corporation (the "Parent"), the Borrower is now affiliated with a number of companies engaged in
 ------
similar businesses (the Parent and all such affiliated companies, collectively, the "Parent Group"), and the Borrower has informed the Bank that it has, and
     ------------
from time to time intends to, relocate
certain of its inventory Collateral to locations where goods that are owned by members of the Parent Group are also warehoused, and pursuant to Section 7.2 of the Credit Agreement has requested that the Bank consent to such relocation; and


     WHEREAS, the Borrower has further requested a sixty day extension of the time for delivery to the Bank under Section 5.1(a) of the Credit Agreement of the Borrower's audited balance sheet for the Borrower's fiscal year ending March 31, 1995 and related audited statements of income, changes in stockholders' equity, and cash flow from June 30, 1995 to August 31, 1995; and

     WHEREAS, in reliance on the assurances of the Borrower and the Parent that notwithstanding the interrelated nature of the Borrower and the Parent Group, and the consolidation and integration strategies of the Parent, the Parent and the other members of the Parent Group will conduct their respective dealings with the Borrower on an independent and arm's-length basis and will observe and maintain the separate identity of the Borrower, the Bank is willing to consent to the Collateral being moved and maintained at these shared locations provided that the Borrower at all time shall segregate the Collateral from goods owned by the other members of the Parent Group and deliver to the Bank certain intercreditor agreements with secured creditors of such other members;

     WHEREAS, the members of the Parent Group are provided working capital support by lenders other than the Bank without benefit of an intercorporate guarantee by the Borrower, and the Bank is providing working capital support to the Borrower without benefit of an intercorporate guarantee by the Parent or any other member of the Parent Group; and

     WHEREAS, in an effort to monitor on a timely basis the financial results and prospects of the Borrower, the Bank is requiring that the Borrower provide the Bank from time to time with certain information relative to the Parent Group;

     WHEREAS, the Bank is further requiring that the Borrower, (i) maintain financial records and audited financial statements separate from the Parent Group, (ii) have all corporate actions authorized by the Borrower's board of directors at properly held and recorded meetings, and (iii) observe all other corporate formalities with respect to its intercompany purchases and sales of inventory and other assets;

     WHEREAS, the parties are willing to so agree subject to the amendments to the Credit Agreement and other terms and covenants contained herein;

     NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Bank and the Borrower hereby agrees as follows:

     1. The preamble to the Credit Agreement is hereby amended in its entirety to read as follows:

     "THIS REVOLVING CREDIT AGREEMENT (this "Agreement") is made as of April 27, 1992 between AMERIQUEST/NCD, INC. (the "Borrower"), a Florida corporation having its chief executive office and principal place of business at MacArthur Place, 3 Imperial Promenade, Santa Ana, California 92707, and successor by merger to Ross White Enterprises, Inc., and THE FIRST NATIONAL SANK OF BOSTON (the "Bank"), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts 02110."

     2. The definition of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     (a) "Borrowinq Base. An amount equal to the lesser of (x) $27,500,000 until
          --------------
     the Contingency Date, as defined below, and thereafter, $30,000,000 and (y) the sum of (i) 85% of the face value of Eligible Accounts due and owing at such time, plus (ii) the least of (A) 50% of Eligible Inventory, (B)
                ----
     $15,000,000 and (C) the amount available under subset (y)(i) of this definition, minus (from the sum of (i) and (ii)) the amount specified below
                 -----
     for the range of availability hereunder calculated as of the date of any determination,

     Loan Availability Amount                         Reserve
     ------------------------                         -------
     Less than $17,500,000                           $  500,000
     $17,500,000 - $19,999,999                       $  750,000
     $20,000,000 - $22,499,999                       $1,000,000
     $22,500,000 - $24,999,999                       $1,250,000
     25,000,000 or more                              $1,500,000

     minus from the amount calculated in accordance with the foregoing,
     -----
     commencing on July 17, 1995, $500,000 and increasing to $1,000,000 commencing on July 24, 1995 through and including the second Business Day (the "Contingency Date") following receipt by the Bank of unqualified
           ----------------
     audited financial statements of the Borrower in accordance with Section 5.1(a) of this Agreement for the fiscal year ending April 1, 1995 reflecting performance by the Borrower under Sections 5.7, 5.8, 5.9 and 5.10 of this Agreement at a level equal to or better than that shown in the management-prepared financial statements delivered to the Bank on May 16, 1995 for the fiscal year ending April 1, 1995."

     3. The definition of "Eligible Account" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the "and" at the end of subclause
(n), relettering subclause (o) to become subclause (p), and by adding the following new subclause (o) to be inserted immediately following subclause (n) thereof:

     "(o) such Account is not owing by an Affiliate of the Borrower; and"


     4. The definition of "Eligible Inventory" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the "and" at the end of subclause
(i), relettering subclause (j) to become subclause (k), and by adding the following new subclause (j) to be inserted immediately following subclause (i) thereof:

     "(j) commencing on August 15, 1995, such Inventory, if located in a Consolidated Warehouse, (i) has a value not greater than the Consolidated Warehouse Inventory Cap then in effect for such warehouse, (or, if the value of such Inventory is in excess of the amount so specified, such excess is excluded from the calculation of the total value of such Inventory), (ii) is the subject of an Intercreditor Agreement, in full force and effect, (iii) is located in a Consolidated Warehouse for which the Bank has received an executed landlord agreement, substantially in the form of Exhibit 1.1 (j) (iii) hereto, or Exhibit 1.1 (j) (iv) hereto, as
             ---------------------            --------------------
     appropriate and (iv) if purchased from an Affiliate of the Borrower, such Affiliate is a party to the Affiliate Subordination Agreement; and"

     5. The definition of "Subordinated Indebtedness" appearing in Section I of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Subordinated Indebtedness. Any Indebtedness of the Borrower the payment of
      -------------------------
     principal of and interest on which is expressly subordinated in right of payment to the prior payment in full of the Obligations by a subordination agreement in a form and containing terms approved by the Bank, including but not limited to Indebtedness subordinated under the Parent Subordination Agreement and the Affiliate Subordination Agreement."

     6. The following new defined terms are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

     "Affiliate. Any person that now or hereafter directly, or indirectly
      ---------
     through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. The terms "control," "controlled by," and "under common control with" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or interests, by contract or otherwise."


     "Affiliate Subordination Agreement. The Subordination Agreement,
      ---------------------------------
     substantially in the form of Exhibit 1.1(j)(v), as may be amended from
                                  -----------------
     time to time, executed by the Borrower and the Affiliates named therein from time to time in favor of the Bank, pursuant to which any and all amounts from time to time owing by the Borrower to each such Affiliate is subordinated to the payment in full of all Indebtedness of the Borrower owing from time to time to the Bank."

     "Consolidated Warehouse. A warehouse at which Collateral owned by the
      ----------------------
     Borrower is located together with goods owned by an Affiliate of the Borrower."

     "Consolidated Warehouse Inventory Cap. The amount shown for each
      ------------------------------------
     Consolidated Warehouse set forth on Exhibit 1.1(j)(i) hereto, as such
                                         -----------------
     exhibit may be amended and/or updated from time to reflect such changes in those amounts as the Borrower and the Bank may agree upon (or, after the occurrence of an Event of Default which is continuing, as the Bank may, in its sole discretion, specify from time to time by written notice to the Borrower,) and/or to add additional Consolidated Warehouses or delete warehouses no longer constituting a Consolidated Warehouse."

     "Intercreditor Agreement. An Intercreditor Agreement in form and substance
      -----------------------
     satisfactory to the Bank substantially in the form of Exhibit 1.1(j)(ii)
                                                           ------------------
     hereto between the Bank and any secured creditor of an Affiliate of the Borrower with a security interest in goods of such Affiliate located at a Consolidated Warehouse."

     "Parent. AmeriQuest Technologies, Inc., a Delaware corporation, and any
      ------
     subsequent holder of a majority of the issued and outstanding shares of common stock of the Borrower."

     "Parent Subordination Agreement. The Subordination Agreement dated as of
      ------------------------------
     November 14, 1994 executed by the Borrower and AmeriQuest Technologies, Inc. in favor of the Bank, as may be amended from time to time, pursuant to which any and all Indebtedness of the Borrower from time to time owing to the Parent is subordinated to the payment in full of all Indebtedness of the Borrower owing from time to time to the Bank."


     7. The following subclauses of Section 5.1 of the Credit Agreement are hereby amended in their entirety respectively to read as follows:

     "(d) promptly after the receipt thereof by the Borrower, any Subsidiary of the Borrower, the Parent, or any other Affiliate of the Borrower, copies of any reports submitted to such person by independent public accountants in connection with any interim review of the accounts of such person made by such accountants;"

     "(f) immediately upon becoming aware of the existence of any condition or event that constitutes, with respect to the Borrower, a Default hereunder, or, with respect to any Subsidiary of the Borrower, the Parent or any other Affiliate of the Borrower, a default under any agreement or instrument evidencing or securing indebtedness of such person, written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto;"

     "(g) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against the Borrower, any Subsidiary of the Borrower, the Parent, or any other Affiliate of the Borrower of which such person has notice, the outcome of which would or might have a materially adverse effect on the assets, business, prospects or financial condition of such person, written notice thereof and the action being or proposed to be taken with respect thereto;"


     "(h) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower, any Subsidiary of the Borrower, the Parent, or any other Affiliate of the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that the Borrower, any Subsidiary of the Borrower, the Parent, or any other Affiliate of the Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange; and

     (i) from time to time, such other information about the Borrower, any Subsidiary of the Borrower, the Parent, or any other Affiliate of the Borrower as the Bank may reasonably request."

      8. Section V of the Credit Agreement is further amended by renumbering Section 5.12 thereof as Section 5.14, and by inserting new Sections 5.12 and 5.13 immediately following
Section 5.11 thereof as follows:


     "5.12. Maintenance of Independent and Separate Identity. The Borrower shall
            ------------------------------------------------
     (i) maintain financial records and audited financial statements separate from the Parent and the other Affiliates, (ii) have all corporate actions authorized by the Borrower's board of directors (at least two members of which will at all time be independent directors who are not officers or employees of the Borrower, the Parent or any other Affiliate of the Borrower) at properly held and recorded meetings, and (iii) observe all other corporate formalities with respect to its intercompany purchases and sales of inventory and other assets;


     "5.13. Collateral Located in Consolidated Warehouses. (a) All Collateral
            ----------------------------------------------
     located in a Consolidated Warehouse will be located in a segregated section of such Consolidated Warehouse clearly delineated with colored tape and containing therein only Collateral and no goods owned by any entity other than the Borrower, and each item of Collateral will be marked with a colored sticker or tag or shall be otherwise identified as property of the Borrower so as to identify it as the Bank's Collateral;

     (b) At any time that an Intercreditor Agreement is not in full force and effect, or, in the event of a bankruptcy of an Affiliate of the Borrower with goods located in a Consolidated Warehouse, or any foreclosure action taken by a creditor against any such Affiliate's goods, the Borrower will, promptly upon the Bank's request, move the Collateral located in the related Consolidated Warehouse to another location satisfactory to the Bank, or take such other or additional actions with respect thereto as the Bank may reasonably require;

     (c) The Borrower will notify the Bank, at least thirty (30) days prior to the relocation, with such detail as the Bank may request, of any intended relocation of Collateral to a Consolidated Warehouse (including any relocation of Collateral from one Consolidated Warehouse to another Consolidated Warehouse, and will at the same time provide the Bank with two duplicate originals of an updated Exhibit 1.1(j)(i), with Consolidated Warehouse Inventory Caps dated
             -----------------
     and signed by the Borrower for signature by the Bank, which Exhibit
                                                                 -------
     1.1(j)(i) will replace in its entirety the Exhibit 1.1(j)(i) previously
     ---------                                  -----------------
     made a part of this Agreement and which the Borrower hereby authorizes the Bank to substitute therefor; and

     (d) Upon request by the Bank, the Borrower will provide the Bank with copies of any documentation with respect to intercompany receivables arising from transactions between the Borrower and any Affiliate having goods located at a Consolidated Warehouse."

     9. Section VI is hereby amended to add the following new
Section 6.12:

     "6.12. Transactions with Affiliates. (a) The Borrower will not enter into
            -----------------------------
     or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business, upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arm's length transaction with a person other than an Affiliate, and upon observance of all normal corporate and business formalities with respect to such transaction; and

     (b) The Borrower will not enter into any transaction pursuant to which it will, or could, owe money to any Affiliate having goods in a Consolidated Warehouse until such Affiliate has become a party to the Affiliate Subordination Agreement and delivered to the Bank an original signature page therefor accompanied by a certificate of the recording officer for such Affiliate certifying to the authority of the officer executing the same.

     10. Section 7.3(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "(b) Schedule of Inventory. Deliver to the Bank weekly a schedule of
          ---------------------
     inventory as of the last Business Day of the immediately preceding weekly account period of the Borrower and/or at such other intervals and for such periods as the Bank may request, itemizing and describing for each location the kind, type and quantity of Inventory by location and the Borrower's cost thereof."

     11. Section 9.1 of the Credit Agreement is hereby amended by deleting clauses (a) through (d) therefrom, and by adding the following new clauses (a) and (b):

    "(a) If to the Borrower:

         AmeriQuest/NCD, Inc.
         MacArthur Place
         3 Imperial Promenade
         Santa Ana, California 92707
               Attn: Dennis Fairchild, V.P. Finance
               Telephone: (714) 437-0099 x5007
               Telecopier: (714) 437-9197

      (b) If to the Bank:

          The First National Bank of Boston
          115 Perimeter Center Place, N.E., Suite 500
          Atlanta, Georgia 30346
                Attn: John K. Hood/James St. Clair
                Telephone: (404) 390-6526/6557
                Telecopier: (404) 393-4166

     12. Each of Exhibits 4.1. 4.5, 4.10, and 7.3(c) is hereby
                 -----------------------      ------
amended in its entirety and replaced with the respective Exhibit attached hereto.

     13. Extension Waiver. In reliance upon the Borrower's
         ----------------
representation, which by the Borrower's signature hereto the Borrower is hereby deemed to have made, that as of the date of this Amendment the Borrower is not in default of any of its obligations under the Credit Agreement, the Bank hereby extends the time for delivery of the Borrower's audited financial statements required by Section 5.1(a) of the Credit Agreement for the fiscal year ending April 1, 1995 to August 31, 1995 and waives the Borrower's failure to deliver such financial statements within ninety (90) days following its fiscal year ending April 1, 1995. By its signature hereto, the Borrower covenants and agrees that such statements by August 31, 1995 shall be delivered to the Bank on or before August 31, 1995 in accordance with the requirements of Section 5.1(a) (other than the ninety day time period specified therein), and the failure by the Borrower to deliver such statements by August 31, 1995 shall constitute an Event of Default under the Credit Agreement. The foregoing waiver is expressly limited to the non-compliance by the Borrower with Section 5.1(a) of the Credit Agreement and is not, nor shall it be construed as, a waiver of any other provision of the Credit Agreement.

     14. Consent. Subject to the satisfaction of the conditions
         -------
precedent set forth herein, the Bank hereby consents to the relocation of any Collateral to a Consolidated Warehouse.

     15. Effectivess of Amendment. This Amendment, and the extension and waiver
         ------------------------
and consents contained herein, shall become effective, as of the date first written above, upon the satisfaction of the following conditions precedent:


     (a) receipt by the Bank of this Amendment, executed by an authorized officer of the Borrower;

     (b) receipt by the Bank of a true and correct Exhibit 1.1(j)(i) as to all Collateral located in a Consolidated Warehouse;

     (c) a certificate of the secretary or an assistant secretary of the Borrower with respect to resolutions of its Board of Directors authorizing the execution and delivery of this Amendment, confirming the resolutions previously adopted by the Board of Directors of the Borrower authorizing the borrowings and other transactions contemplated under the Credit Agreement, identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment, or the Credit Agreement, and confirming that the Borrower's Articles of Organization and By-Laws previously delivered and certified to the Bank have not been amended, substituted, rescinded or otherwise modified in any way since the date of said prior certification;

     (d) a certificate of the president or chief financial officer of the Borrower with respect to representations and warranties under the Agreement, and the absence of any Defaults or Events of Default;

     (e) such other items or documents as may be requested by the Bank.

     16. Effect Upon Credit Aqreement. Upon and after the date of
         -----------------------------
this Amendment all references to the Credit Agreement in that document or in any related document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any non-compliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.

     17. No Impairment of Lien. Nothing set forth herein shall
         ----------------------
affect the priority or extent of the lien of the Credit
Agreement, nor, release or change the liability of any party who may now be or after the date of this, become liable primarily or secondarily, thereunder.

     18. Further Assurances. The Borrower hereby agrees to execute
         -------------------
and deliver such other instruments, and take such other action, as the Bank may reasonably request in connection with this Amendment, including, without limitation, the delivery of all additional Uniform Commercial Code financing statements which the Bank may deem appropriate for the perfection, protection and enforcement of its security interests in the Collateral.

     19. Miscellaneous. (a) This Amendment shall be construed
         --------------
according to and governed by the laws of The Commonwealth of Massachusetts without regard to its internal conflicts rules;
(b) if any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect; (c) the captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope of intent or any of the provisions or terms hereof; (d) this Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns; and (e) this Amendment may be executed in one or more counterparts.

     20. Additional Agreement Regarding Applicable Margin for Period
         -----------------------------------------------------------
Commencing January 1. 1995. In light of the Bank's continuing
--------------------------
concern regarding certain matters relative to the Borrower's leverage ratio for the month ending December 31, 1994 and thereafter, which the parties have agreed will be resolved upon delivery of the Borrower's audited April 1, 1995 year-end financial statements (the "Audited Statements"), the parties hereby agree that the Applicable Margin will be deemed to have been (i) 3% for the period January 1, 1995 through May 31,
1995, and (ii) 1 1/2% for the period June 1, 1995 through the end of the month in which the Audited Statements are delivered to the Bank, provided that if the Audited Statements are
             -------- ----
unqualified, the interest due for the period February 1, 1995 through May 31, 1995 shall be recalculated using an Applicable Margin of 1 1/2% with the difference rebated to the Borrower by the Bank in the form of a credit against unpaid accrued
interest due or becoming due under the Credit Agreement after the Bank's receipt of the Audited Statements, and provided
                                                  --------
further that if the Audited Statements are qualified, the
------- ----
interest due for the period June 1, 1995 through the end of the month in which the Audited Statements are delivered to the Bank, shall be recalculated using an Applicable Margin of 3% with the difference to be charged to the Borrower's Loan
Account.

     IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.


                                    AMERIQUEST/NCD, INC.


                                    By:
                                       ---------------------------------

                                       ---------------------------------
                                                Print Name

                                    Title:         CEO
                                          ------------------------------


                                    Executed At:   CA
                                                ------------------------


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:
                                       ---------------------------------

                                       ---------------------------------
                                                Print Name

                                    Title:
                                          ------------------------------


                                    Executed At:
                                                ------------------------